UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4787
                                   --------

                       Franklin New York Tax-Free Trust
                       --------------------------------
              (Exact name of registrant as specified in charter)

                One Franklin Parkway, San Mateo, CA 94403-1906
             (Address of principal executive offices) (Zip code)

       Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end:  12/31
                          -----

Date of reporting period: 12/31/03
                          --------

Item 1. Reports to Stockholders.



                                                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]                                         Franklin New York
                                                          Insured Tax-Free
                                                          Income Fund

                                                          Franklin New York
                                                          Intermediate-Term
                                                          Tax-Free Income Fund

                                                          Franklin New York
                                                          Limited-Term
                                                          Tax-Free Income Fund

                                                          Franklin New York
                                                          Tax-Exempt Money Fund


--------------------------------------------------------------------------------
             ANNUAL REPORT AND SHAREHOLDER LETTER | TAX-FREE INCOME
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                   FRANKLIN                            FASTER VIA EMAIL?
            NEW YORK TAX-FREE TRUST                    Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------



                                     [LOGO]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.


--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ...............   1

SPECIAL FEATURE:
Understanding Your
Tax-Free Income Fund .............   5

ANNUAL REPORT
State Update and Municipal
Bond Market Overview .............   9

Franklin New York Insured
Tax-Free Income Fund .............  11

Franklin New York
Intermediate-Term
Tax-Free Income Fund .............  17

Franklin New York
Limited-Term
Tax-Free Income Fund .............  24

Franklin New York
Tax-Exempt Money Fund ............  27

Financial Highlights and
Statements of Investments ........  29

Financial Statements .............  49

Notes to
Financial Statements .............  54

Independent
Auditors' Report .................  62

Tax Designation ..................  63

Board Members
and Officers .....................  64

Proxy Voting Policies
and Procedures ...................  69


--------------------------------------------------------------------------------

Regulatory Update
AS OF FEBRUARY 12, 2004




On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, including the Funds and other funds, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Company may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Funds' investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Funds is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, we have committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."



4 | Not part of the annual report

Annual Report

State Update and Municipal
Bond Market Overview

New York continued to experience severe budget stress throughout the year under review, exacerbated by a long-standing high debt burden and structural budget imbalance. With the accumulated surpluses of recent boom years now gone, the state faced significant shortfalls, and resorted to deferral of major spending obligations while employing long-term deficit financing to pay its fiscal year 2004 (begun April 1, 2003) operating expenses and relieve liquidity shortfalls. Additionally, New York had to contend with a heavy debt load of $2,045 per capita, which ranked as the nation's fifth highest.1 Despite the political unattractiveness of tax increases, the legislature did include personal income tax and sales tax increases in the fiscal year 2004 budget to help close the gap. With increased taxes and higher-than-expected revenues from a one-time federal aid package, the state is expecting balanced operations with a possible small reserve for fiscal year 2004.

New York's precipitous revenue declines primarily resulted from the volatility of its primary revenue source, personal income tax receipts, which account for about 70% of all general fund tax receipts.2 State personal income tax collections to the general fund were down 8.1% in June compared with June 2002, but posted small monthly increases in September, October and November 2003.3 The state economy, driven largely by the New York City metropolitan area, has suffered serious earnings and employment declines, negatively affecting tax receipts. The state economy is also heavily dependent on the volatile financial services industry, which experienced downsizing until recently. However in October, the industry appeared to improve, with brisk revenue growth, profits and compensation, as well as an upturn in industry employment. Furthermore, the New York State Department of Budget identified improvement in other labor markets, believes an emergence from recession began in early 2003, and has slightly increased its projection for employment growth in calendar years 2003 and 2004.

According to independent credit rating agency Standard & Poor's, New York's credit outlook remained relatively weak and its near-term credit strength will be seriously challenged through fiscal year 2005. The state's high debt level, combined with its now depleted reserve levels, leaves it vulnerable to potential future economic stress scenarios and ongoing, difficult budget balancing decisions. Medicaid costs are rising again and spending pressures are re-emerging to fund school aid, health care



1. Source: Moody's Investors Service, "New Issue: New York (State of)," 6/12/03.
2. Source: Standard & Poor's, "Public Finance Report Card: The U.S. States (New
York)," RATINGSDIRECT, 9/11/03. This does not indicate Standard & Poor's rating of the Fund.
3. Source: Office of the New York State Comptroller.

                                                               Annual Report | 9
and employer pension costs. As such, Standard & Poor's assigned New York an AA rating but with a negative credit outlook while noting that economic recovery, already under way across the U.S., will play a significant role in how quickly the Empire State is able to overcome liquidity problems, achieve structural balance and begin to rebuild its reserves.2

The municipal bond market, like other bond markets, was volatile for the year ended December 31, 2003. Daily news of progress in the war on terrorism, conflicting economic data, massive new supply of municipal bonds, financial market scandals and the Federal Reserve Board's (the Fed's) continuation of its low interest rate policy all contributed to rapid changes in investor sentiment. Through December, the municipal bond market managed to post modest gains for calendar year 2003 amid confusing economic data. For example, a nearly 20-year high in gross domestic product growth of 8.2% annualized for third quarter 2003 might imply an inflationary rise; however, inflation rose only 1.9% for the year. The 30-year municipal bond yields measured by Municipal Market Data declined from 4.77% at the beginning of the period, to 4.63% on December 31, 2003.4 Fixed income securities' prices move inversely to yields, so as yields decline bond prices increase and vice-versa.

The path to modestly higher municipal bond prices began the year with a steady decline in yields fueled by geopolitical concerns and sluggish domestic economic activity. Bond markets were strong from the beginning of the year through June 13, and the Lehman Brothers Municipal Bond Index returned 5.32% for this period.5 Over the next two months (June 13 through August 13, 2003), the same index fell 4.82%. Declining bond prices were attributed to rising consumer confidence driven by several factors that were perceived to put the economy in a stronger posture toward growth, coupled with record new supply in the municipal bond market. From August 13 through December 31, 2003, the Lehman Brothers Municipal Bond Index rose 5.05%. The Fed's comments on benign inflation apparently contributed to the Lehman Brothers Municipal Bond Index's underlying strength.



4. Source: Thomson Financial.
5. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.



10 | Annual Report

Franklin New York Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin New York Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital through a portfolio consisting mainly of insured New York municipal securities. 1, 2



This annual report for Franklin New York Insured Tax-Free Income Fund covers the fiscal year ended December 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields fell bond prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.69 on December 31, 2002, to $11.71 on December 31, 2003. The Fund's Class A shares paid dividends totaling
51.72 cents per share for the same period.3 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.23%, based on an annualization of the current
4.31 cent ($0.0431) per share dividend and the maximum offering price of $12.23 on December 31, 2003. An investor in the 2003 maximum combined federal and New York state and City personal income tax bracket of 42.90% would need to earn a distribution rate of 7.41% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates.





1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 31.


                                                              Annual Report | 11

PORTFOLIO BREAKDOWN
Franklin New York Insured
Tax-Free Income Fund
12/31/03

--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS
--------------------------------------------------
  Utilities                                 19.3%
--------------------------------------------------
  Hospital & Health Care                    14.2%
--------------------------------------------------
  Higher Education                          13.1%
--------------------------------------------------
  Prerefunded                               12.4%
--------------------------------------------------
  Subject to Government Appropriations      12.4%
--------------------------------------------------
  General Obligation                         8.3%
--------------------------------------------------
  Transportation                             7.6%
--------------------------------------------------
  Other Revenue                              6.4%
--------------------------------------------------
  Tax-Supported                              4.7%
--------------------------------------------------
  Housing                                    1.6%
--------------------------------------------------


DIVIDEND DISTRIBUTIONS 3
Franklin New York Insured Tax-Free Income Fund
1/1/03-12/31/03

-----------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                                              -------------------------
   MONTH                                        CLASS A       CLASS C
-----------------------------------------------------------------------
   January                                     4.31 cents   3.79 cents
-----------------------------------------------------------------------
   February                                    4.31 cents   3.79 cents
-----------------------------------------------------------------------
   March                                       4.31 cents   3.80 cents
-----------------------------------------------------------------------
   April                                       4.31 cents   3.80 cents
-----------------------------------------------------------------------
   May                                         4.31 cents   3.80 cents
-----------------------------------------------------------------------
   June                                        4.31 cents   3.69 cents
-----------------------------------------------------------------------
   July                                        4.31 cents   3.69 cents
-----------------------------------------------------------------------
   August                                      4.31 cents   3.73 cents
-----------------------------------------------------------------------
   September                                   4.31 cents   3.70 cents
-----------------------------------------------------------------------
   October                                     4.31 cents   3.70 cents
-----------------------------------------------------------------------
   November                                    4.31 cents   3.70 cents
-----------------------------------------------------------------------
   December                                    4.31 cents   3.79 cents
-----------------------------------------------------------------------
   TOTAL                                      51.72 CENTS  44.98 CENTS
-----------------------------------------------------------------------




INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification helps stabilize Fund share price. We generally stay fully invested to support income distribution.


MANAGER'S DISCUSSION

Early in the reporting period, we followed our value-oriented strategy, investing primarily for income. We looked to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call options. We changed our general investment focus in July, however, when municipal bond market yields began to increase significantly. As a result, we concentrated more on executing tax losses, which entails selling bonds purchased in a lower interest rate environment, and purchasing similarly structured bonds. This strategy enabled the Fund to book losses that may be used to offset future capital gains, and allowed it to increase the portfolio's book yield or distributable yield.





12 | Annual Report

Consistent with our income-oriented investment philosophy, we generally invest in bonds that we believe should provide the most relative value from an income perspective, and we are comfortable holding them unless we find an opportunity to enhance the portfolio's structure or increase its future income-earning potential. As a result of our strategy, the Fund is generally more weighted in higher coupon bonds purchased in a more favorable yield environment. Such bonds are susceptible to being called when interest rates decline. On the other hand, many of the higher coupon bonds that we continue to hold have recently traded at a premium, which generally makes them less price sensitive to interest rate fluctuations and thus behave defensively through a rising interest rate cycle. Furthermore, our higher coupon bonds allowed us to distribute an attractive tax-free distribution yield, which we expect ultimately to drive our intermediate- and long-term performance.

Thank you for your participation in Franklin New York Insured Tax-Free Income Fund. We look forward to serving your future investment needs.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 13

Performance Summary as of 12/31/03

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.02            $11.71           $11.69
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5172
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.03            $11.87           $11.84
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4498
--------------------------------------------------------------------------------------------------



PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +4.69%           +27.32%          +66.48%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +0.23%            +4.04%           +4.77%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 3                     4.23%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 4  7.41%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5             3.11%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 4              5.45%
-----------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +4.12%           +23.98%          +60.13%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +2.09%            +4.18%           +5.46%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 3                     3.79%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 4  6.64%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 5             2.69%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 4              4.71%
-----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




14 | Past performance does not guarantee future results. | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

CLASS A (1/1/94-12/31/03)

[LINE GRAPH OMITTED]

                  Franklin New York     Lehman Brothers
                  Insured Tax-Free      Municipal Bond
                 Income Fund-Class A         Index 6            CPI 6
       ----------------------------------------------------------------
        1/1/1994      $9,574                $10,000            $10,000
       1/31/1994      $9,672                $10,114            $10,027
       2/28/1994      $9,382                 $9,852            $10,062
       3/31/1994      $8,917                 $9,451            $10,096
       4/30/1994      $8,991                 $9,531            $10,110
       5/31/1994      $9,099                 $9,614            $10,117
       6/30/1994      $8,988                 $9,555            $10,151
       7/31/1994      $9,173                 $9,730            $10,178
       8/31/1994      $9,181                 $9,764            $10,219
       9/30/1994      $9,010                 $9,621            $10,247
      10/31/1994      $8,787                 $9,450            $10,254
      11/30/1994      $8,521                 $9,279            $10,267
      12/31/1994      $8,796                 $9,483            $10,267
       1/31/1995      $9,124                 $9,754            $10,309
       2/28/1995      $9,446                $10,038            $10,350
       3/31/1995      $9,559                $10,153            $10,384
       4/30/1995      $9,566                $10,165            $10,418
       5/31/1995      $9,865                $10,490            $10,439
       6/30/1995      $9,766                $10,398            $10,460
       7/31/1995      $9,810                $10,496            $10,460
       8/31/1995      $9,917                $10,630            $10,487
       9/30/1995      $9,970                $10,697            $10,508
      10/30/1995      $10,150               $10,852            $10,542
      11/30/1995      $10,312               $11,032            $10,535
      12/31/1995      $10,421               $11,138            $10,528
       1/31/1996      $10,493               $11,223            $10,590
       2/29/1996      $10,419               $11,147            $10,624
       3/31/1996      $10,289               $11,004            $10,679
       4/30/1996      $10,251               $10,973            $10,720
       5/31/1996      $10,259               $10,969            $10,741
       6/30/1996      $10,370               $11,088            $10,748
       7/31/1996      $10,444               $11,189            $10,768
       8/31/1996      $10,452               $11,186            $10,789
       9/30/1996      $10,612               $11,343            $10,823
      10/31/1996      $10,716               $11,471            $10,857
      11/30/1996      $10,916               $11,681            $10,878
      12/31/1996      $10,867               $11,632            $10,878
       1/31/1997      $10,847               $11,654            $10,912
       2/28/1997      $10,933               $11,761            $10,947
       3/31/1997      $10,805               $11,604            $10,974
       4/30/1997      $10,902               $11,701            $10,988
       5/31/1997      $11,048               $11,877            $10,981
       6/30/1997      $11,165               $12,004            $10,995
       7/31/1997      $11,480               $12,336            $11,008
       8/31/1997      $11,350               $12,220            $11,029
       9/30/1997      $11,469               $12,365            $11,056
      10/31/1997      $11,568               $12,445            $11,084
      11/30/1997      $11,628               $12,518            $11,077
      12/31/1997      $11,818               $12,701            $11,063
       1/31/1998      $11,899               $12,832            $11,084
       2/28/1998      $11,897               $12,836            $11,104
       3/31/1998      $11,927               $12,847            $11,125
       4/30/1998      $11,852               $12,789            $11,145
       5/31/1998      $12,065               $12,992            $11,166
       6/30/1998      $12,124               $13,043            $11,180
       7/31/1998      $12,142               $13,075            $11,193
       8/31/1998      $12,306               $13,277            $11,207
       9/30/1998      $12,450               $13,443            $11,221
      10/31/1998      $12,457               $13,443            $11,248
      11/30/1998      $12,506               $13,490            $11,248
      12/31/1998      $12,521               $13,524            $11,241
       1/31/1999      $12,636               $13,685            $11,269
       2/28/1999      $12,600               $13,625            $11,283
       3/31/1999      $12,617               $13,644            $11,317
       4/30/1999      $12,634               $13,678            $11,399
       5/31/1999      $12,565               $13,598            $11,399
       6/30/1999      $12,408               $13,403            $11,399
       7/31/1999      $12,414               $13,452            $11,433
       8/31/1999      $12,289               $13,344            $11,461
       9/30/1999      $12,251               $13,349            $11,516
      10/31/1999      $12,080               $13,205            $11,536
      11/30/1999      $12,198               $13,345            $11,543
      12/31/1999      $12,094               $13,246            $11,543
       1/31/2000      $12,034               $13,188            $11,578
       2/29/2000      $12,200               $13,341            $11,646
       3/31/2000      $12,446               $13,633            $11,742
       4/30/2000      $12,374               $13,552            $11,749
       5/31/2000      $12,303               $13,482            $11,763
       6/30/2000      $12,598               $13,839            $11,824
       7/31/2000      $12,721               $14,031            $11,852
       8/31/2000      $12,891               $14,248            $11,852
       9/30/2000      $12,865               $14,174            $11,914
      10/31/2000      $12,978               $14,328            $11,934
      11/30/2000      $13,080               $14,437            $11,941
      12/31/2000      $13,407               $14,793            $11,934
       1/31/2001      $13,451               $14,940            $12,010
       2/28/2001      $13,507               $14,987            $12,058
       3/31/2001      $13,600               $15,122            $12,085
       4/30/2001      $13,525               $14,958            $12,133
       5/31/2001      $13,630               $15,119            $12,188
       6/30/2001      $13,699               $15,220            $12,209
       7/31/2001      $13,879               $15,445            $12,174
       8/31/2001      $14,070               $15,700            $12,174
       9/30/2001      $13,980               $15,647            $12,229
      10/31/2001      $14,124               $15,834            $12,188
      11/30/2001      $14,058               $15,700            $12,167
      12/31/2001      $13,940               $15,552            $12,119
       1/31/2002      $14,146               $15,821            $12,147
       2/28/2002      $14,277               $16,012            $12,195
       3/31/2002      $14,071               $15,698            $12,263
       4/30/2002      $14,279               $16,005            $12,332
       5/31/2002      $14,337               $16,102            $12,332
       6/30/2002      $14,432               $16,273            $12,339
       7/31/2002      $14,617               $16,482            $12,353
       8/31/2002      $14,777               $16,680            $12,394
       9/30/2002      $15,166               $17,045            $12,414
      10/31/2002      $14,939               $16,763            $12,435
      11/30/2002      $14,878               $16,693            $12,435
      12/31/2002      $15,220               $17,045            $12,407
       1/31/2003      $15,171               $17,002            $12,462
       2/28/2003      $15,359               $17,240            $12,558
       3/31/2003      $15,389               $17,250            $12,634
       4/30/2003      $15,525               $17,364            $12,606
       5/31/2003      $15,860               $17,771            $12,586
       6/30/2003      $15,797               $17,695            $12,599
       7/31/2003      $15,241               $17,076            $12,613
       8/31/2003      $15,352               $17,203            $12,661
       9/30/2003      $15,705               $17,709            $12,702
      10/31/2003      $15,643               $17,620            $12,689
      11/30/2003      $15,809               $17,804            $12,654
      12/31/2003      $15,938               $17,951            $12,641



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS A                    12/31/03
--------------------------------------
  1-Year                       +0.23%
--------------------------------------
  5-Year                       +4.04%
--------------------------------------
  10-Year                      +4.77%
--------------------------------------




CLASS C (5/1/95-12/31/03)

[LINE GRAPH OMITTED]

             Franklin New York Insured    Lehman Brothers
             Tax-Free Income Fund         Municipal Bond Index 6       CPI 6
5/1/95       $9,900                       $10,000                      $10,000
5/31/95      $10,212                      $10,319                      $10,020
6/30/95      $10,114                      $10,229                      $10,039
7/31/95      $10,162                      $10,326                      $10,039
8/31/95      $10,277                      $10,457                      $10,066
9/30/95      $10,326                      $10,523                      $10,086
10/30/95     $10,505                      $10,676                      $10,118
11/30/95     $10,676                      $10,853                      $10,112
12/31/95     $10,773                      $10,957                      $10,105
1/31/96      $10,851                      $11,040                      $10,165
2/29/96      $10,770                      $10,966                      $10,197
3/31/96      $10,631                      $10,825                      $10,250
4/30/96      $10,587                      $10,795                      $10,290
5/31/96      $10,590                      $10,791                      $10,309
6/30/96      $10,699                      $10,908                      $10,316
7/31/96      $10,777                      $11,007                      $10,336
8/31/96      $10,778                      $11,004                      $10,355
9/30/96      $10,944                      $11,158                      $10,388
10/31/96     $11,035                      $11,285                      $10,421
11/30/96     $11,234                      $11,491                      $10,441
12/31/96     $11,189                      $11,443                      $10,441
1/31/97      $11,163                      $11,464                      $10,474
2/28/97      $11,245                      $11,569                      $10,507
3/31/97      $11,109                      $11,415                      $10,533
4/30/97      $11,203                      $11,511                      $10,546
5/31/97      $11,356                      $11,684                      $10,540
6/30/97      $11,470                      $11,808                      $10,553
7/31/97      $11,786                      $12,136                      $10,566
8/31/97      $11,648                      $12,022                      $10,586
9/30/97      $11,763                      $12,164                      $10,612
10/31/97     $11,859                      $12,243                      $10,639
11/30/97     $11,913                      $12,315                      $10,632
12/31/97     $12,102                      $12,494                      $10,619
1/31/98      $12,188                      $12,623                      $10,639
2/28/98      $12,181                      $12,627                      $10,658
3/31/98      $12,216                      $12,638                      $10,678
4/30/98      $12,134                      $12,581                      $10,698
5/31/98      $12,344                      $12,780                      $10,718
6/30/98      $12,398                      $12,831                      $10,731
7/31/98      $12,410                      $12,863                      $10,744
8/31/98      $12,581                      $13,062                      $10,757
9/30/98      $12,710                      $13,224                      $10,770
10/31/98     $12,714                      $13,224                      $10,797
11/30/98     $12,761                      $13,270                      $10,797
12/31/98     $12,773                      $13,304                      $10,790
1/31/99      $12,875                      $13,462                      $10,816
2/28/99      $12,836                      $13,403                      $10,829
3/31/99      $12,856                      $13,422                      $10,862
4/30/99      $12,865                      $13,455                      $10,941
5/31/99      $12,787                      $13,377                      $10,941
6/30/99      $12,621                      $13,185                      $10,941
7/31/99      $12,620                      $13,233                      $10,974
8/31/99      $12,487                      $13,127                      $11,001
9/30/99      $12,443                      $13,132                      $11,053
10/31/99     $12,276                      $12,990                      $11,073
11/30/99     $12,388                      $13,128                      $11,080
12/31/99     $12,267                      $13,030                      $11,080
1/31/00      $12,202                      $12,974                      $11,113
2/29/00      $12,363                      $13,124                      $11,178
3/31/00      $12,604                      $13,411                      $11,271
4/30/00      $12,527                      $13,332                      $11,277
5/31/00      $12,450                      $13,263                      $11,290
6/30/00      $12,751                      $13,614                      $11,350
7/31/00      $12,869                      $13,803                      $11,376
8/31/00      $13,033                      $14,016                      $11,376
9/30/00      $12,989                      $13,943                      $11,435
10/31/00     $13,108                      $14,095                      $11,455
11/30/00     $13,205                      $14,202                      $11,461
12/31/00     $13,525                      $14,553                      $11,455
1/31/01      $13,563                      $14,697                      $11,527
2/28/01      $13,613                      $14,744                      $11,573
3/31/01      $13,710                      $14,876                      $11,600
4/30/01      $13,629                      $14,715                      $11,646
5/31/01      $13,727                      $14,873                      $11,698
6/30/01      $13,790                      $14,973                      $11,718
7/31/01      $13,961                      $15,194                      $11,685
8/31/01      $14,146                      $15,445                      $11,685
9/30/01      $14,050                      $15,393                      $11,738
10/31/01     $14,186                      $15,576                      $11,698
11/30/01     $14,114                      $15,445                      $11,679
12/31/01     $13,991                      $15,299                      $11,633
1/31/02      $14,188                      $15,564                      $11,659
2/28/02      $14,324                      $15,752                      $11,705
3/31/02      $14,101                      $15,443                      $11,771
4/30/02      $14,300                      $15,745                      $11,837
5/31/02      $14,363                      $15,841                      $11,837
6/30/02      $14,451                      $16,008                      $11,843
7/31/02      $14,627                      $16,214                      $11,856
8/31/02      $14,791                      $16,409                      $11,896
9/30/02      $15,157                      $16,768                      $11,916
10/31/02     $14,926                      $16,490                      $11,935
11/30/02     $14,859                      $16,422                      $11,935
12/31/02     $15,203                      $16,768                      $11,909
1/31/03      $15,149                      $16,726                      $11,962
2/28/03      $15,326                      $16,960                      $12,054
3/31/03      $15,350                      $16,970                      $12,126
4/30/03      $15,477                      $17,082                      $12,100
5/31/03      $15,800                      $17,482                      $12,080
6/30/03      $15,730                      $17,407                      $12,093
7/31/03      $15,176                      $16,798                      $12,107
8/31/03      $15,277                      $16,924                      $12,153
9/30/03      $15,629                      $17,421                      $12,192
10/31/03     $15,559                      $17,333                      $12,179
11/30/03     $15,714                      $17,514                      $12,146
12/31/03     $15,852                      $17,659                      $12,133


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C                    12/31/03
--------------------------------------
  1-Year                       +2.09%
--------------------------------------
  5-Year                       +4.18%
--------------------------------------
  Since Inception (5/1/95)     +5.46%
--------------------------------------



        Annual Report | Past performance does not guarantee future results. | 15

ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 12/31/03.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and New York state and City personal income tax bracket of 42.90%, based on the federal income tax rate of 35.00%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/03.

6. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must at be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


16 | Past performance does not guarantee future results. | Annual Report

Franklin New York Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital. The Fund's portfolio consists mainly of New York municipal securities with an average weighted maturity (the time at which the debt must be repaid) between 3 and 10 years. 1



--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin New York Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 12/31/03

[PIE CHART OMITTED]

AAA ..................... 70.8%
AA ...................... 16.1%
A .......................  7.8%
BBB .....................  4.3%
Below Investment Grade ..  1.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent agency.
--------------------------------------------------------------------------------



This annual report for Franklin New York Intermediate-Term Tax-Free Income Fund covers the fiscal year ended December 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields fell bond prices rose for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $11.04 on December 31, 2002, to $11.16 on December 31, 2003. The Fund's Class A shares paid dividends totaling
40.60 cents



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 37.


                                                              Annual Report | 17
per share for the same period.2 The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.50%, based on an annualization of the current 3.33 cent ($0.0333) per share dividend and the maximum offering price of $11.42 on December 31, 2003. An investor in the 2003 maximum combined federal and New York state and City personal income tax bracket of 42.90% would need to earn a distribution rate of 6.13% from a taxable investment to match the Fund's Class A tax-free distribution rate. The Fund began offering Class C shares on July 1, 2003. The Fund's Class C share price, as measured by net asset value, declined from $11.27 on July 1, 2003, to $11.17 on December 31, 2003, mainly because yields rose during that period. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and caused dividend distributions to decline slightly, as shown in the dividend distributions table.


INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification helps stabilize Fund share price. We generally stay fully invested to support income distribution.



2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



18 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin New York Intermediate-Term Tax-Free Income Fund
1/1/03-12/31/03

--------------------------------------------------------------------------------
                                                           DIVIDEND PER SHARE
                                                       -------------------------
   MONTH                                                 CLASS A      CLASS C**
--------------------------------------------------------------------------------
   January                                              3.50 cents           --
--------------------------------------------------------------------------------
   February                                             3.50 cents           --
--------------------------------------------------------------------------------
   March                                                3.43 cents           --
--------------------------------------------------------------------------------
   April                                                3.43 cents           --
--------------------------------------------------------------------------------
   May                                                  3.43 cents           --
--------------------------------------------------------------------------------
   June                                                 3.33 cents           --
--------------------------------------------------------------------------------
   July                                                 3.33 cents   1.73 cents
--------------------------------------------------------------------------------
   August                                               3.33 cents   2.80 cents
--------------------------------------------------------------------------------
   September                                            3.33 cents   2.80 cents
--------------------------------------------------------------------------------
   October                                              3.33 cents   2.80 cents
--------------------------------------------------------------------------------
   November                                             3.33 cents   2.80 cents
--------------------------------------------------------------------------------
   December                                             3.33 cents   2.82 cents
--------------------------------------------------------------------------------
   TOTAL                                               40.60 CENTS  15.75 CENTS
--------------------------------------------------------------------------------


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.
**On July 1, 2003, the Fund began offering Class C shares to investors. Please see the prospectus for details.

PORTFOLIO BREAKDOWN
Franklin New York Intermediate-Term
Tax-Free Income Fund
12/31/03
---------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS
---------------------------------------------------
  General Obligation                        39.1%
---------------------------------------------------
  Subject to Government Appropriations      11.4%
---------------------------------------------------
  Utilities                                 11.2%
---------------------------------------------------
  Prerefunded                                8.8%
---------------------------------------------------
  Hospital & Health Care                     8.7%
---------------------------------------------------
  Tax-Supported                              7.7%
---------------------------------------------------
  Transportation                             6.8%
---------------------------------------------------
  Higher Education                           2.6%
---------------------------------------------------
  Other Revenue                              2.4%
---------------------------------------------------
  Housing                                    1.3%
---------------------------------------------------



MANAGER'S DISCUSSION

Early in the reporting period, we followed our value-oriented strategy, investing primarily for income. We looked to remain fully invested in bonds ranging from 10 to 15 years in maturity with good call options. We changed our general investment focus in July, however, when municipal bond market yields began to increase significantly. As a result, we concentrated more on executing tax losses, which entails selling bonds purchased in a lower interest rate environment, and purchasing similarly structured bonds. This strategy enabled the Fund to book losses that may be used to offset future capital gains, and allowed it to increase the portfolio's book yield or distributable yield.

Consistent with our income-oriented investment philosophy, we generally invest in bonds that we believe should provide the most relative value from an income perspective, and we are comfortable holding them unless we find an opportunity to enhance the portfolio's structure or increase its future income-earning potential. As a result of our strategy, the Fund is generally more weighted in higher coupon bonds purchased in a more favorable yield environment. Such bonds are susceptible to being called when interest rates decline. On the other hand, many of the higher coupon bonds that we continue to hold have recently traded at a premium, which generally makes them less price sensitive to interest rate fluctuations and thus



                                                              Annual Report | 19
behave defensively through a rising interest rate cycle. Furthermore, our higher coupon bonds allowed us to distribute an attractive tax-free distribution yield, which we expect ultimately to drive our intermediate- and long-term performance.

Thank you for your participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.





20 | Annual Report

Performance Summary as of 12/31/03

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.12            $11.16           $11.04
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4060
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          12/31/03           7/1/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.10            $11.17           $11.27
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (7/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1575
--------------------------------------------------------------------------------------------------



PERFORMANCE 1
-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +4.85%           +30.00%          +70.56%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +2.53%            +4.90%           +5.24%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                     3.50%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5  6.13%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6             2.74%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5              4.80%
-----------------------------------------------------------------------------------------------------
  CLASS C                                                                          INCEPTION (7/1/03)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                                                                +0.64%
-----------------------------------------------------------------------------------------------------
  Aggregate Total Return 7                                                                 -1.31%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 4                     3.00%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5  5.25%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6             2.24%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5              3.92%
-----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


        Annual Report | Past performance does not guarantee future results. | 21

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT1

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.



CLASS A (1/1/94-12/31/03)

[LINE GRAPH OMITTED]

              Franklin New York Intermediate-Term    Lehman Brothers
              Tax-Free Income Fund                   Municipal 10-Year Bond Index 8     CPI 8
1/1/94        $9,771                                 $10,000                            $10,000
1/31/94       $9,894                                 $10,123                            $10,027
2/28/94       $9,686                                 $9,845                             $10,062
3/31/94       $9,292                                 $9,470                             $10,096
4/30/94       $9,379                                 $9,574                             $10,110
5/31/94       $9,476                                 $9,650                             $10,117
6/30/94       $9,461                                 $9,608                             $10,151
7/31/94       $9,615                                 $9,770                             $10,178
8/31/94       $9,647                                 $9,808                             $10,219
9/30/94       $9,471                                 $9,676                             $10,247
10/31/94      $9,264                                 $9,534                             $10,254
11/30/94      $9,087                                 $9,354                             $10,267
12/31/94      $9,254                                 $9,523                             $10,267
1/31/95       $9,412                                 $9,769                             $10,309
2/28/95       $9,668                                 $10,046                            $10,350
3/31/95       $9,731                                 $10,181                            $10,384
4/30/95       $9,746                                 $10,194                            $10,418
5/31/95       $10,027                                $10,517                            $10,439
6/30/95       $9,964                                 $10,452                            $10,460
7/31/95       $10,079                                $10,605                            $10,460
8/31/95       $10,225                                $10,749                            $10,487
9/30/95       $10,260                                $10,818                            $10,508
10/30/95      $10,407                                $10,943                            $10,542
11/30/95      $10,524                                $11,090                            $10,535
12/31/95      $10,581                                $11,157                            $10,528
1/31/96       $10,648                                $11,270                            $10,590
2/29/96       $10,572                                $11,224                            $10,624
3/31/96       $10,486                                $11,085                            $10,679
4/30/96       $10,482                                $11,045                            $10,720
5/31/96       $10,457                                $11,014                            $10,741
6/30/96       $10,557                                $11,119                            $10,748
7/31/96       $10,658                                $11,226                            $10,768
8/31/96       $10,642                                $11,226                            $10,789
9/30/96       $10,786                                $11,341                            $10,823
10/31/96      $10,888                                $11,485                            $10,857
11/30/96      $11,065                                $11,717                            $10,878
12/31/96      $11,039                                $11,664                            $10,878
1/31/97       $11,078                                $11,710                            $10,912
2/28/97       $11,181                                $11,821                            $10,947
3/31/97       $11,068                                $11,662                            $10,974
4/30/97       $11,162                                $11,748                            $10,988
5/31/97       $11,300                                $11,915                            $10,981
6/30/97       $11,405                                $12,046                            $10,995
7/31/97       $11,688                                $12,385                            $11,008
8/31/97       $11,617                                $12,264                            $11,029
9/30/97       $11,746                                $12,420                            $11,056
10/31/97      $11,820                                $12,486                            $11,084
11/30/97      $11,883                                $12,544                            $11,077
12/31/97      $12,025                                $12,742                            $11,063
1/31/98       $12,133                                $12,883                            $11,084
2/28/98       $12,151                                $12,882                            $11,104
3/31/98       $12,158                                $12,873                            $11,125
4/30/98       $12,106                                $12,802                            $11,145
5/31/98       $12,308                                $13,020                            $11,166
6/30/98       $12,372                                $13,068                            $11,180
7/31/98       $12,378                                $13,089                            $11,193
8/31/98       $12,570                                $13,316                            $11,207
9/30/98       $12,705                                $13,514                            $11,221
10/31/98      $12,721                                $13,520                            $11,248
11/30/98      $12,772                                $13,561                            $11,248
12/31/98      $12,823                                $13,603                            $11,241
1/31/99       $13,005                                $13,811                            $11,269
2/28/99       $12,925                                $13,687                            $11,283
3/31/99       $12,927                                $13,680                            $11,317
4/30/99       $12,964                                $13,717                            $11,399
5/31/99       $12,881                                $13,621                            $11,399
6/30/99       $12,665                                $13,367                            $11,399
7/31/99       $12,715                                $13,457                            $11,433
8/31/99       $12,631                                $13,407                            $11,461
9/30/99       $12,659                                $13,453                            $11,516
10/31/99      $12,527                                $13,358                            $11,536
11/30/99      $12,655                                $13,504                            $11,543
12/31/99      $12,597                                $13,433                            $11,543
1/31/00       $12,527                                $13,379                            $11,578
2/29/00       $12,645                                $13,484                            $11,646
3/31/00       $12,879                                $13,746                            $11,742
4/30/00       $12,834                                $13,677                            $11,749
5/31/00       $12,765                                $13,596                            $11,763
6/30/00       $13,078                                $13,965                            $11,824
7/31/00       $13,239                                $14,158                            $11,852
8/31/00       $13,439                                $14,378                            $11,852
9/30/00       $13,393                                $14,312                            $11,914
10/31/00      $13,530                                $14,458                            $11,934
11/30/00      $13,602                                $14,537                            $11,941
12/31/00      $13,910                                $14,879                            $11,934
1/31/01       $14,061                                $15,071                            $12,010
2/28/01       $14,094                                $15,096                            $12,058
3/31/01       $14,218                                $15,224                            $12,085
4/30/01       $14,090                                $15,036                            $12,133
5/31/01       $14,242                                $15,200                            $12,188
6/30/01       $14,324                                $15,291                            $12,209
7/31/01       $14,489                                $15,500                            $12,174
8/31/01       $14,721                                $15,765                            $12,174
9/30/01       $14,669                                $15,743                            $12,229
10/31/01      $14,821                                $15,938                            $12,188
11/30/01      $14,699                                $15,732                            $12,167
12/31/01      $14,520                                $15,566                            $12,119
1/31/02       $14,782                                $15,860                            $12,147
2/28/02       $14,991                                $16,086                            $12,195
3/31/02       $14,652                                $15,755                            $12,263
4/30/02       $14,997                                $16,120                            $12,332
5/31/02       $15,050                                $16,197                            $12,332
6/30/02       $15,242                                $16,398                            $12,339
7/31/02       $15,436                                $16,616                            $12,353
8/31/02       $15,630                                $16,832                            $12,394
9/30/02       $15,953                                $17,234                            $12,414
10/31/02      $15,664                                $16,921                            $12,435
11/30/02      $15,530                                $16,782                            $12,435
12/31/02      $15,900                                $17,149                            $12,407
1/31/03       $15,821                                $17,058                            $12,462
2/28/03       $16,088                                $17,352                            $12,558
3/31/03       $16,080                                $17,361                            $12,634
4/30/03       $16,217                                $17,490                            $12,606
5/31/03       $16,647                                $17,991                            $12,586
6/30/03       $16,549                                $17,905                            $12,599
7/31/03       $15,877                                $17,153                            $12,613
8/31/03       $16,030                                $17,300                            $12,661
9/30/03       $16,522                                $17,883                            $12,702
10/31/03      $16,379                                $17,746                            $12,689
11/30/03      $16,547                                $17,937                            $12,654
12/31/03      $16,666                                $18,126                            $12,641


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS A                    12/31/03
--------------------------------------
  1-Year                       +2.53%
--------------------------------------
  5-Year                       +4.90%
--------------------------------------
  10-Year                      +5.24%
--------------------------------------





CLASS C (7/1/03-12/31/03)

[LINE GRAPH OMITTED]

              Franklin New York Intermediate-Term  Lehman Brothers
              Tax-Free Income Fund                 Municipal 10-Year Bond Index 8    CPI 8
7/1/03        $9,903                               $10,000                          $10,000
7/31/03       $9,496                               $9,580                           $10,011
8/31/03       $9,591                               $9,662                           $10,049
9/30/03       $9,881                               $9,988                           $10,082
10/31/03      $9,791                               $9,911                           $10,071
11/30/03      $9,887                               $10,018                          $10,044
12/31/03      $9,869                               $10,124                          $10,033



AGGREGATE TOTAL RETURN 7
--------------------------------------
  CLASS C                    12/31/03
--------------------------------------
  Inception (7/1/03)           -1.31%
--------------------------------------




22 | Past performance does not guarantee future results. | Annual Report

ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A: Subject to the maximum 2.25% initial sales charge.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



1. The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been Class A: 2.62% and Class C: 2.12%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable maximum sales charge(s).

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 12/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and New York state and City personal income tax bracket of 42.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/03.

7. Aggregate total return represents the change in value of an investment since inception and includes sales charges. Since Class C shares have existed for less than one year, average annual total returns are not provided.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal 10-Year Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. It is the 10-year (8-12) component of the Municipal Bond Index. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must at be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.



        Annual Report | Past performance does not guarantee future results. | 23

Franklin New York Limited-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin New York Limited-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital. The Fund's portfolio consists mainly of New York municipal securities with an average weighted maturity (the time at which the debt must be repaid) of five years or less. 1

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin New York Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 12/31/03

[PIE CHART OMITTED]

AAA .....  73.4%
AA ......  26.6%


*Quality breakdown may include internal ratings for bonds not rated by an independent agency.
--------------------------------------------------------------------------------



This annual report for Franklin New York Limited-Term Tax-Free Income Fund covers the four-month period since inception on September 2, 2003, through December 31, 2003.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as yields fell bond prices rose for the four-month period since the Fund's inception. The Fund's Class A share price, as measured by net asset value, increased from $10.00 on September 2, 2003, to $10.06 on December 31, 2003. The Fund's Class A shares paid dividends totaling



1. For investors subject to alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 43.



24 | Annual Report

3.00 cents per share for the same period. 2 The Performance Summary beginning on page 26 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 1.19%. An investor in the 2003 maximum combined federal and New York state and City personal income tax bracket of 42.90% would need to earn a distribution rate of 2.08% from a taxable investment to match the Fund's Class A tax-free distribution rate.


INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification helps stabilize Fund share price. We generally stay fully invested to support income distribution.


MANAGER'S DISCUSSION

Since the Fund's inception on September 2, 2003, we followed our value-oriented strategy, investing primarily for income. We looked to remain fully invested in bonds with maturities averaging five years or less with good call options. Consistent with our income-oriented investment philosophy, we generally invest in bonds that we believe should provide the most relative value from an income perspective, and we are comfortable holding them unless we find an opportunity to enhance the portfolio's structure or increase its future income-earning potential. Following our strategy in the recent interest rate environment, we sought to position the Fund to quickly capture changes in interest rates, preserve capital and produce tax-free income.

Thank you for your participation in Franklin New York Limited-Term Tax-Free Income Fund. We look forward to serving your future investment needs.



PORTFOLIO BREAKDOWN
Franklin New York Limited-Term
Tax-Free Income Fund
12/31/03

--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS
--------------------------------------------------
  General Obligation                        45.7%
--------------------------------------------------
  Transportation                            15.0%
--------------------------------------------------
  Subject to Government Appropriations      11.1%
--------------------------------------------------
  Utilities                                 10.0%
--------------------------------------------------
  Hospital & Health Care                     8.1%
--------------------------------------------------
  Tax-Supported                              7.5%
--------------------------------------------------
  Other Revenue                              2.6%
--------------------------------------------------



DIVIDEND DISTRIBUTIONS 2
Franklin New York Limited-Term
Tax-Free Income Fund - Class A
9/2/03-12/31/03

------------------------------------------------
  MONTH                      DIVIDEND PER SHARE
------------------------------------------------
  September                                 --
------------------------------------------------
  October                           1.00 cents*
------------------------------------------------
  November                          1.00 cents
------------------------------------------------
  December                          1.00 cents
------------------------------------------------
  TOTAL                             3.00 CENTS
------------------------------------------------

*Initial distribution; daily accrual began on 9/22/03 and the first dividend was paid on 10/17/03.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

2. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

                                                              Annual Report | 25

Performance Summary as of 12/31/03

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          12/31/03           9/2/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.06            $10.06           $10.00
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/2/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                         $0.03
--------------------------------------------------------------------------------------------------



PERFORMANCE 1
---------------------------------------------------------------------------------------------
  CLASS A                                                                  INCEPTION (9/2/03)
---------------------------------------------------------------------------------------------
  Cumulative Total Return 2                                                        +0.94%
---------------------------------------------------------------------------------------------
  Aggregate Total Return 3                                                         +0.94%
---------------------------------------------------------------------------------------------
     Distribution Rate 4                      1.19%
---------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate 5   2.08%
---------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6              1.42%
---------------------------------------------------------------------------------------------
     Taxable Equivalent Yield 5               2.49%
---------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



ENDNOTES


MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS A:    Subject to no initial sales charge.

1. The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 0%. After 3/1/04, the fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment since inception.

3. Aggregate total return represents the change in value of an investment since inception. Since Class A shares have existed for less than one year, average annual total returns are not provided.

4. Distribution rate is based on an annualization of the current 1.0 cent per share monthly dividend and the maximum offering price of $10.06 per share on 12/31/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/18/03 for the maximum combined federal and New York state and City personal income tax bracket of 42.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/03.



26 | Past performance does not guarantee future results. | Annual Report

Franklin New York
Tax-Exempt Money Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin New York Tax-Exempt Money Fund seeks to provide high, current income exempt from regular federal and New York state and New York City personal income taxes while seeking preservation of capital and liquidity. The Fund's portfolio consists mainly of short-term municipal debt securities issued in New York. The Fund tries to maintain a stable $1.00 share price. 1



This annual report for Franklin New York Tax-Exempt Money Fund covers the fiscal year ended December 31, 2003.


PERFORMANCE OVERVIEW

Reflecting the low interest rate environment for the 12 months under review, Franklin New York Tax-Exempt Money Fund's seven-day effective yield declined from 0.88% on December 31, 2002, to 0.54% on December 31, 2003.


INVESTMENT STRATEGY

We invest predominately in high-quality, short-term municipal securities whose interest is free from federal income tax and New York state and City personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that a portion of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.





1. An investment in the Fund is not insured or guaranteed by the U.S. government or any other entity or institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 46.


                                                              Annual Report | 27

MANAGER'S DISCUSSION

Consistent with our strategy, during the reporting period the Fund participated in several deals including Syracuse, New York, revenue anticipation notes; New York State mandatory puts, New York State Dormitory Authority Revenue for Cornell University Commercial Paper, and Long Island Power Authority Electric Systems Revenue variable rate demand notes.

Thank you for your participation in Franklin New York Tax-Exempt Money Fund. We look forward to serving your future investment needs.


PERFORMANCE SUMMARY 1
Franklin New York Tax-Exempt Money Fund
12/31/03

--------------------------------------
  Seven-day effective yield 2   0.54%
--------------------------------------
  Seven-day annualized yield    0.54%
--------------------------------------
  Taxable equivalent yield 3    0.93%
--------------------------------------

1. The Fund's manager has agreed in advance to waive a portion of its fees. If the manager had not taken this action, the Fund's annualized and effective yields for the period would have been 0.40% and 0.40%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

2. The seven-day effective yield assumes the compounding of daily dividends.

3. Taxable equivalent yield assumes the published rates as of 6/18/03 for the maximum combined federal and New York state and City personal income tax bracket of 42.90%, based on the federal income tax rate of 35.00%.

Annualized and effective yields are for the seven-day period ended 12/31/03. The Fund's average weighted maturity was 49 days. Yields reflect Fund expenses and fluctuations in interest rates on portfolio investments.

Past performance does not guarantee future results.



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


28 | Annual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                                     ----------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
CLASS A                                                                   2003        2002        2001        2000        1999
                                                                     ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................      $11.69      $11.22      $11.34      $10.77      $11.71
                                                                     ----------------------------------------------------------

Income from investment operations:

 Net investment income a .........................................         .52         .53         .55         .57         .56

 Net realized and unrealized gains (losses) ......................         .02         .47        (.11)        .56        (.94)
                                                                     ----------------------------------------------------------
Total from investment operations .................................         .54        1.00         .44        1.13        (.38)
                                                                     ----------------------------------------------------------
Less distributions from:

 Net investment income ...........................................        (.52)       (.53)       (.56)       (.56)       (.56)

 Net realized gains ..............................................          --          --          --          --          --c
                                                                     ----------------------------------------------------------
Total distributions ..............................................        (.52)       (.53)       (.56)       (.56)       (.56)
                                                                     ----------------------------------------------------------
Net asset value, end of year .....................................      $11.71      $11.69      $11.22      $11.34      $10.77
                                                                     ----------------------------------------------------------

Total return b ...................................................       4.69%       9.17%       4.00%      10.78%      (3.31)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................    $296,917    $291,965    $269,449    $234,528    $242,067

Ratios to average net assets:

 Expenses ........................................................        .71%        .71%        .73%        .74%        .72%

 Net investment income ...........................................       4.44%       4.66%       4.83%       5.19%       4.96%

Portfolio turnover rate ..........................................       7.96%       9.52%       7.78%      19.66%      15.23%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The Fund distributed capital gains in the amount of $.004.




                                                              Annual Report | 29

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND (CONTINUED)


                                                                     ----------------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
CLASS C                                                                   2003        2002        2001        2000        1999
                                                                     ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................     $11.84      $11.35      $11.46      $10.88      $11.82
                                                                     ----------------------------------------------------------

Income from investment operations:

 Net investment income a ..........................................        .46         .47         .49         .51         .49

 Net realized and unrealized gains (losses) .......................        .02         .49        (.10)        .57        (.94)
                                                                     ----------------------------------------------------------
Total from investment operations ..................................        .48         .96         .39        1.08        (.45)
                                                                     ----------------------------------------------------------
Less distributions from:

 Net investment income ............................................       (.45)       (.47)       (.50)       (.50)       (.49)

 Net realized gains ...............................................         --          --          --          --          --c
                                                                     ----------------------------------------------------------
Total distributions ...............................................       (.45)       (.47)       (.50)       (.50)       (.49)
                                                                     ----------------------------------------------------------
Net asset value, end of year ......................................     $11.87      $11.84      $11.35      $11.46      $10.88
                                                                     ----------------------------------------------------------

Total return b ....................................................      4.12%       8.65%       3.47%      10.19%      (3.87)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................    $39,803     $29,207     $18,947     $12,498     $12,309

Ratios to average net assets:

 Expenses .........................................................      1.27%       1.25%       1.28%       1.28%       1.27%

 Net investment income ............................................      3.88%       4.12%       4.27%       4.64%       4.42%

Portfolio turnover rate ...........................................      7.96%       9.52%       7.78%      19.66%      15.23%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The Fund distributed capital gains in the amount of $.004.




30 | See notes to financial statements. | Annual Report

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.2%
  Albany County GO, FGIC Insured, 5.85%, 6/01/12 ........................................   $  1,000,000      $  1,039,350
  Amherst IDA, Civic Facility Revenue, University of Buffalo Student Housing Creekside,
    Project A, AMBAC Insured, 5.00%, 8/01/32 ............................................      2,785,000         2,853,010
  Amsterdam HDC, Mortgage Revenue, Refunding, MBIA Insured, 6.25%, 1/01/25 ..............      2,300,000         2,307,567
  Babylon IDA, Civic Facility Revenue, WSNCHS East Inc. Project, Series A, AMBAC Insured,
    6.00%, 8/01/24 ......................................................................      4,020,000         4,614,759
  Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 .................................        200,000           242,890
  Buffalo GO, Series E, AMBAC Insured, Pre-Refunded, 6.70%,
     12/01/17 ...........................................................................        360,000           385,355
     12/01/18 ...........................................................................        385,000           412,116
     12/01/19 ...........................................................................        410,000           438,876
  Buffalo Municipal Water Finance Authority, Water System Revenue, FSA Insured, 6.00%,
     7/01/26 ............................................................................      1,185,000         1,347,855
     7/01/29 ............................................................................      3,000,000         3,412,290
  Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/09 .........        900,000         1,084,626
  Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured,
    5.375%, 6/01/27 .....................................................................      1,750,000         1,828,610
  Eastport South Manor Central School District GO, FGIC Insured, 5.00%, 6/15/20 .........      1,000,000         1,064,210
  Fredonia Central School District GO, Refunding, FGIC Insured, 5.00%, 6/01/19 ..........      2,300,000         2,424,706
  Hempstead Town IDA, Civic Facilities Revenue, Hofstra University Project, MBIA Insured,
    5.80%, 7/01/15 ......................................................................      1,340,000         1,488,057
  Long Island Power Authority Electric System Revenue,
     MBIA Insured, 5.75%, 12/01/24 ......................................................      1,540,000         1,689,442
     Series A, FSA Insured, 5.125%, 12/01/22 ............................................      9,300,000         9,750,213
  Middle Country Central School District Centereach GO, FSA Insured, 4.875%, 6/01/20 ....      1,650,000         1,722,649
  Monroe County IDA, Civic Facility Revenue, Nazareth College Rochester Project,
     MBIA Insured,
     5.25%, 10/01/21 ....................................................................      1,520,000         1,637,496
     5.00%, 10/01/31 ....................................................................      3,100,000         3,172,478
  Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13 ......      1,055,000         1,279,145
  MTA Commuter Facilities Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/23 ..      3,000,000         3,410,400
  MTA Dedicated Tax Fund Revenue,
     Refunding, Series A, MBIA Insured, 5.00%, 11/15/30 .................................      8,000,000         8,195,120
     Series A, FGIC Insured, 5.00%, 11/15/31 ............................................      2,000,000         2,045,520
     Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ...............................      2,500,000         2,972,050
  MTA Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31 ..................      3,000,000         3,068,700
  MTA Transportation Revenue, Refunding, Series A, FGIC Insured, 5.25%, 11/15/31 ........      4,000,000         4,210,960
  Nassau County GO, Public Improvement, Series E, FSA Insured, 6.00%, 3/01/20 ...........      1,510,000         1,737,995
  Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
    5.75%, 8/01/29 ......................................................................      2,655,000         2,920,420
  New Rochelle GO, Series C, MBIA Insured, 6.25%,
     3/15/22 ............................................................................        390,000           401,407
     3/15/23 ............................................................................        530,000           545,502
     3/15/24 ............................................................................        555,000           571,234
  New York City GO,
     Series A, MBIA Insured, 6.00%, 5/15/30 .............................................        360,000           412,225
     Series A, MBIA Insured, Pre-Refunded, 6.00%, 5/15/30 ...............................      1,640,000         1,969,082
     Series I, MBIA Insured, 5.00%, 4/15/29 .............................................      3,000,000         3,056,550



                                                              Annual Report | 31

Franklin New York Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  New York City Health and Hospital Corp. Revenue, Health System, Series A, FSA Insured,
    5.125%, 2/15/23 .....................................................................   $  3,890,000      $  4,045,405
  New York City IDA, Civic Facility Revenue, Polytechnic Prep Country Day School,
    FSA Insured, 5.375%, 5/01/29 ........................................................        980,000         1,036,036
  New York City Municipal Water Authority Revenue, Refunding, Series E, FGIC Insured,
    5.00%, 6/15/26 ......................................................................      1,000,000         1,023,670
  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Refunding, Series B, FGIC Insured, 5.125%, 6/15/31 .................................      5,000,000         5,141,500
     Series A, FSA Insured, 5.375%, 6/15/26 .............................................      3,000,000         3,172,500
     Series B, MBIA Insured, 5.75%, 6/15/26 .............................................      1,900,000         2,067,447
     Series B, MBIA Insured, 5.50%, 6/15/27 .............................................      5,000,000         5,349,050
     Series G, FSA Insured, 5.00%, 6/15/34 ..............................................      3,000,000         3,059,670
  New York City Transitional Finance Authority Revenue, Future Tax Secured,
     Series A, FGIC Insured, 5.00%, 5/01/28 .............................................      6,000,000         6,132,360
     Series C, 4.75%, 5/01/23 ...........................................................      1,800,000         1,812,582
     Series D, MBIA Insured, 5.00%, 2/01/22 .............................................      2,000,000         2,085,840
  New York City Transportation Authority MTA, COP,
     Triborough Bridge Tunnel Authority, AMBAC Insured, 5.75%, 1/01/20 ..................      3,000,000         3,379,140
     Triborough, Series A, AMBAC Insured, 5.25%, 1/01/29 ................................      3,500,000         3,655,855
  New York City Trust Cultural Resources Revenue,
     American Museum of Natural History, Series A, MBIA Insured, 5.65%, 4/01/27 .........      2,000,000         2,157,180
     Museum of Modern Art 2001, Series D, AMBAC Insured, 5.125%, 7/01/31 ................      7,500,000         7,763,325
     New York Botanical Garden, MBIA Insured, 5.75%, 7/01/16 ............................      2,000,000         2,199,540
  New York State Appropriated Tobacco Corp. Revenue, Asset Backed, Series A-1,
    AMBAC Insured, 5.25%, 6/01/21 .......................................................      6,000,000         6,398,520
  New York State Dormitory Authority Lease Revenue, Master Boces Program, Series A,
    FSA Insured, 5.25%, 8/15/21 .........................................................      1,740,000         1,860,199
  New York State Dormitory Authority Revenue,
     853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 ..............      1,340,000         1,513,262
     City University System, Consolidated Third General, Series 1, FSA Insured, 5.50%,
      7/01/29 ...........................................................................      1,585,000         1,845,606
     Comsewogue Public Library, MBIA Insured, 6.05%, 7/01/24 ............................      2,445,000         2,644,316
     Department of Health, MBIA Insured, 5.50%, 7/01/25 .................................      2,000,000         2,127,680
     Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 .....      2,000,000         2,165,640
     Insured Mortgage Nursing Home, MBIA Insured, 5.40%, 2/01/31 ........................        400,000           419,864
     Insured Mortgage Nursing Home, MBIA Insured, 5.50%, 2/01/41 ........................      1,880,000         1,987,104
     Iona College, XLCA Insured, 5.125%, 7/01/32 ........................................      4,000,000         4,123,440
     Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 ..................      1,500,000         1,608,135
     Mental Health Services Facilities Improvement, Series A, MBIA Insured, 5.25%,
      8/15/26 ...........................................................................      2,570,000         2,970,123
     Mental Health Services, Refunding, Series B, MBIA Insured, 5.00%, 2/15/24 ..........      2,260,000         2,314,172
     Mental Health Services, Series D, FSA Insured, 5.25%, 2/15/29 ......................      2,000,000         2,084,060
     New York University, Series 2, AMBAC Insured, 5.00%, 7/01/23 .......................        885,000           913,993
     NYSARC Inc., Series A, FSA Insured, 5.00%, 7/01/26 .................................      1,700,000         1,749,147
     Pace University, MBIA Insured, 6.00%, 7/01/29 ......................................      3,000,000         3,452,010
     Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ...........................      6,500,000         7,136,350
     School District Financing Program, Series D, MBIA Insured, 5.25%, 10/01/23 .........      1,750,000         1,865,955
     School District Financing Program, Series D, MBIA Insured, 5.00%, 10/01/30 .........      1,750,000         1,792,175
     Series 1, MBIA Insured, 5.00%, 7/01/22 .............................................      2,000,000         2,081,220


32 | Annual Report

Franklin New York Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  New York State Dormitory Authority Revenue, (cont.)
     Series 1, MBIA Insured, 5.00%, 7/01/24 .............................................   $  2,000,000      $  2,053,180
     Siena College, MBIA Insured, 5.00%, 7/01/31 ........................................      3,500,000         3,580,150
     Siena College, Refunding, MBIA Insured, 5.70%, 7/01/17 .............................      2,000,000         2,253,380
     St. Johns University, Series A, MBIA Insured, 5.25%, 7/01/30 .......................      3,500,000         3,680,915
     St. Vincent's Hospital and Medical Center, AMBAC Insured, 6.00%, 8/01/28 ...........      5,000,000         5,332,400
     University of Rochester, Refunding, Series A, MBIA Insured, 5.00%, 7/01/27 .........      1,000,000         1,020,520
     University of Rochester, Strong Health Facilities, MBIA Insured, 5.90%, 7/01/17 ....      2,355,000         2,457,678
     Upstate Community College, MBIA Insured, 5.125%, 7/01/30 ...........................      5,945,000         6,136,905
     Wildwood Programs Inc., Refunding, MBIA Insured, 5.875%, 7/01/15 ...................      1,000,000         1,112,300
  New York State Energy Research and Development Authority Electric Facilities Revenue,
    Consolidated Edison Project, Refunding, Series A, AMBAC Insured, 6.10%, 8/15/20 .....      5,000,000         5,410,450
  New York State Energy Research and Development Authority Gas Facilities Revenue,
    Brooklyn Union Gas Project, Series A, MBIA Insured, 6.75%, 2/01/24 ..................      2,010,000         2,038,060
  New York State Energy Research and Development Authority PCR,
     Central Hudson Gas, Refunding, Series A, AMBAC Insured, 5.45%, 8/01/27 .............      3,500,000         3,728,550
     Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 7.20%, 7/01/29 ......      5,000,000         5,237,800
     Rochester Gas and Electric Project, Refunding, Series A, MBIA Insured, 6.35%, 5/15/32     1,150,000         1,165,640
     Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/32     1,000,000         1,013,660
  New York State Environmental Facilities Corp. Water Facilities Revenue, Refunding,
    Spring Valley Water Project,
     Series A, AMBAC Insured, 6.30%, 8/01/24 ............................................      2,000,000         2,088,560
     Series B, AMBAC Insured, 6.15%, 8/01/24 ............................................      3,000,000         3,140,730
  New York State Medical Care Facilities Finance Agency Revenue,
     Hospital and Nursing Home Mortgage, Refunding, Series C, MBIA Insured, Pre-Refunded,
      6.25%, 8/15/12 ....................................................................        750,000           773,812
     Long-Term Health Care, Series A, FSA Insured, 6.80%, 11/01/14 ......................      6,285,000         6,373,744
     Long-Term Health Care, Series B, FSA Insured, 6.45%, 11/01/14 ......................      5,355,000         5,429,863
     Long-Term Health Care, Series C, FSA Insured, 6.40%, 11/01/14 ......................      4,245,000         4,304,218
     Our Lady of Victory Hospital, Series A, AMBAC Insured, 6.625%, 11/01/16 ............        315,000           316,276
  New York State MTA, Refunding, AMBAC Insured, 5.00%, 7/01/30 ..........................      7,000,000         7,165,200
  New York State Municipal Bond Bank Agency Program Revenue, Buffalo, Series A,
    AMBAC Insured, 5.25%, 5/15/31 .......................................................      4,000,000         4,180,840
  New York State Tollway Authority General Revenue, Series C, FGIC Insured, Pre-Refunded,
    6.00%, 1/01/25 ......................................................................      6,400,000         6,835,968
  New York State Tollway Authority Highway and Bridge Trust Fund Revenue, Series B,
    MBIA Insured, 4.90%, 4/01/20 ........................................................      2,120,000         2,211,329
  New York State Urban Development Corp. Revenue,
     Correctional Capital Facility, Series 6, AMBAC Insured, Pre-Refunded, 5.375%, 1/01/25     2,480,000         2,718,080
     Correctional Facilities Service Contract, Series C, AMBAC Insured, Pre-Refunded,
      6.00%, 1/01/29 ....................................................................     11,200,000        13,154,602
  New York Thruway Authority State Personal Income Tax, Transportation, Series A,
    MBIA Insured, 5.00%, 3/15/22 ........................................................      5,500,000         5,738,480
  Niagara County GO, Public Improvement, MBIA Insured, 6.00%,
     7/15/18 ............................................................................        500,000           522,020
     7/15/19 ............................................................................        510,000           532,460
     7/15/20 ............................................................................        610,000           636,864
  Niagara Falls New York City School District COP, High School Facility, MBIA Insured,
    5.375%, 6/15/28 .....................................................................      2,000,000         2,091,040


                                                              Annual Report | 33

Franklin New York Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Niagara Falls Public Improvement GO, MBIA Insured,
     6.85%, 3/01/19 .....................................................................   $  1,000,000      $  1,028,280
     6.90%, 3/01/20 .....................................................................        500,000           514,180
     6.90%, 3/01/21 .....................................................................        500,000           514,180
  Niagara Falls Water Treatment Plant Revenue, MBIA Insured, 7.00%, 11/01/12 ............      1,200,000         1,280,316
  Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo
    International Airport, Series C, AMBAC Insured, 6.00%, 4/01/24 ......................      1,440,000         1,481,314
  North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
     4/01/15 ............................................................................      1,065,000         1,326,202
     4/01/16 ............................................................................      1,000,000         1,253,590
  Rensselear County GO, AMBAC Insured, 6.70%, 2/15/11 ...................................        810,000           995,879
  Schenectady IDA Civic Facility Revenue, Union College Project, Series A, AMBAC Insured,
    5.00%, 7/01/32 ......................................................................      2,395,000         2,453,151
  Schenectady IDA, Civic Facilities Revenue, GNMA Secured, Schaffer Heights A,
     6.00%, 11/01/30 ....................................................................      3,000,000         3,221,070
     6.05%, 11/01/35 ....................................................................      2,375,000         2,544,741
  St. Lawrence County IDA, Civic Facility Revenue, St. Lawrence University Project,
    Series A, MBIA Insured, 5.00%, 7/01/28 ..............................................      2,455,000         2,504,002
  Taconic Hills Central School District at Craryville GO, Columbia County, Refunding,
    FGIC Insured, 5.00%, 6/15/27 ........................................................      1,295,000         1,329,046
  Triborough Bridge and Tunnel Authority Revenue, General Purpose, Series B, MBIA Insured,
    Pre-Refunded, 5.20%, 1/01/27 ........................................................      1,000,000         1,111,920
  Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
     AMBAC Insured, 5.75%, 8/01/29 ......................................................        550,000           610,747
     Refunding, Series A, FSA Insured, 5.125%, 10/01/26 .................................      2,000,000         2,050,240
  Warren and Washington Communities IDA Civic Facility Revenue, Series B, FSA Insured,
    5.00%, 12/01/27 .....................................................................      3,680,000         3,757,685
  Westchester County Health Care Corp. Revenue, Series B, 5.375%, 11/01/30 ..............      1,500,000         1,589,790
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $307,487,578) .......................................                      330,848,943
                                                                                                              -------------

  SHORT TERM INVESTMENTS .2%
a Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN and Put,
    1.27%, 5/01/33 ......................................................................        100,000           100,000
a New York City GO, Series B, Sub Series B-6, MBIA Insured, Daily VRDN and Put, 1.27%,
    8/15/05 .............................................................................        500,000           500,000
                                                                                                              -------------
  TOTAL SHORT TERM INVESTMENTS (COST $600,000) ..........................................                          600,000
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $308,087,578) 98.4% ...........................................                      331,448,943
  OTHER ASSETS, LESS LIABILITIES 1.6% ...................................................                        5,271,028
                                                                                                              -------------
  NET ASSETS 100.0% .....................................................................                     $336,719,971
                                                                                                              -------------




See Glossary of Terms on page 48.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


34 | See notes to financial statements. | Annual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                      ---------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
CLASS A                                                                   2003        2002        2001        2000        1999
                                                                      ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................    $11.04      $10.51      $10.56      $10.08      $10.77
                                                                      ---------------------------------------------------------

Income from investment operations:

 Net investment income a ...........................................       .41         .44         .49         .52         .52

 Net realized and unrealized gains (losses) ........................       .12         .54        (.03)        .49        (.70)
                                                                      ---------------------------------------------------------
Total from investment operations ...................................       .53         .98         .46        1.01        (.18)
                                                                      ---------------------------------------------------------
Less distributions from net investment income ......................      (.41)       (.45)       (.51)       (.53)       (.51)
                                                                      ---------------------------------------------------------
Net asset value, end of year .......................................    $11.16      $11.04      $10.51      $10.56      $10.08
                                                                      ---------------------------------------------------------

Total return b .....................................................     4.85%       9.46%       4.40%      10.36%     (1.69)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................................  $217,829    $180,829    $113,980     $75,703     $66,941

Ratios to average net assets:

 Expenses ..........................................................      .60%        .60%        .51%        .45%        .45%

 Expenses excluding waiver and payments by affiliate ...............      .75%        .78%        .82%        .84%        .82%

 Net investment income .............................................     3.64%       4.05%       4.61%       5.12%       4.95%

Portfolio turnover rate ............................................     3.35%       8.92%       3.15%      19.95%      17.98%



a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.




                                                              Annual Report | 35

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND (CONTINUED)

                                                                  ------------
                                                                  PERIOD ENDED
                                                                  DECEMBER 31,
CLASS C                                                               2003 C
                                                                  ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................      $11.27
                                                                  ------------

Income from investment operations:

 Net investment income a ......................................         .17

 Net realized and unrealized gains (losses) ...................        (.10)
                                                                  ------------
Total from investment operations ..............................         .07
                                                                  ------------
Less distributions from net investment income .................        (.17)
                                                                  ------------
Net asset value, end of period ................................      $11.17
                                                                  ------------

Total return b ................................................        .64%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............................      $3,965

Ratios to average net assets:
 Expenses .....................................................       1.15%d

 Expenses excluding waiver and payments by affiliate ..........       1.30%d

 Net investment income ........................................       3.09%d

Portfolio turnover rate .......................................       3.35%





a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period July 1, 2003 (effective date) to December 31, 2003.
d Annualized.



36 | See notes to financial statements. | Annual Report

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.9%
  Albany County Airport Authority Revenue, Series B, FSA Insured, 4.75%, 12/15/13 ........  $ 1,850,000       $  1,980,980
  Albany IDA, Civic Facility Revenue,
     Albany Medical Center Project, 5.75%, 5/01/09 .......................................    1,010,000          1,011,737
     St. Rose Project, Series A, AMBAC Insured, 5.00%, 7/01/12 ...........................      420,000            465,877
  Amherst IDA, Civic Facility Revenue, University of Buffalo Foundation Student Housing
    Creekside, Project A, AMBAC Insured, 4.625%, 8/01/16 .................................    1,030,000          1,096,765
  Bath Central School District GO, Refunding,
     FGIC Insured, 4.00%, 6/15/10 ........................................................    1,165,000          1,246,154
     FGIC Insured, 4.00%, 6/15/19 ........................................................    1,850,000          1,812,352
     FSA Insured, 5.10%, 6/15/13 .........................................................      775,000            879,020
  Buffalo GO,
     Refunding, Series C, FGIC Insured, 5.25%, 12/01/15 ..................................    1,225,000          1,362,016
     Series E, FSA Insured, Pre-Refunded, 5.35%, 12/01/12 ................................      880,000          1,016,550
  Byram Hills Central School District GO, Refunding, 4.00%, 11/15/10 .....................    1,375,000          1,467,537
  Canisteo Central School District GO, Refunding, FSA Insured, 4.25%, 6/15/14 ............    1,080,000          1,131,494
  Clarence Central School District, Refunding, FSA Insured, 4.75%, 5/15/15 ...............    2,390,000          2,567,123
  Cleveland Hill Unified Free School District Cheektowaga GO, Refunding, Series B,
     FGIC Insured,
     3.50%, 10/15/11 .....................................................................    1,135,000          1,163,750
     4.00%, 10/15/14 .....................................................................    1,000,000          1,030,580
  Connetquot Central School District Islip GO, Series B, FSA Insured, 4.40%, 6/15/16 .....    1,000,000          1,039,500
  Dansville Central School District GO, Refunding, Series B, FGIC Insured,
     4.25%, 6/15/11 ......................................................................      930,000          1,001,860
     4.35%, 6/15/12 ......................................................................      870,000            934,162
     4.45%, 6/15/13 ......................................................................      995,000          1,066,560
  Erie County GO,
     FGIC Insured, 4.70%, 11/01/12 .......................................................      700,000            749,609
     Public Improvement, Series A, FGIC Insured, 4.00%, 3/15/11 ..........................    1,200,000          1,274,676
     Public Improvement, Series A, FGIC Insured, 4.00%, 9/01/11 ..........................    4,255,000          4,505,066
     Public Improvement, Series A, FGIC Insured, 5.625%, 10/01/12 ........................    1,000,000          1,140,650
  Fayetteville-Manlius Central School District GO, Refunding, FGIC Insured,
     4.50%, 6/15/15 ......................................................................    1,095,000          1,165,211
  Fredonia Central School District GO, Refunding, FGIC Insured, 4.125%, 6/01/09 ..........    1,000,000          1,079,000
  Guam Power Authority Revenue, Series A, ETM, 6.00%, 10/01/04 ...........................    1,300,000          1,347,528
  Guilderland Central School District, Refunding, Series A, FSA Insured, 4.00%, 5/15/10 ..    1,260,000          1,346,713
  Harborfields Central School District Greenlawn GO, FSA Insured, 5.00%, 6/01/17 .........    2,105,000          2,253,971
  Highland Central School District GO, Refunding, FSA Insured,
     3.75%, 6/15/12 ......................................................................    1,790,000          1,843,575
     4.125%, 6/15/16 .....................................................................    1,080,000          1,098,090
  Holland Patent Central School District GO, MBIA Insured, ETM, 4.25%,
     6/15/09 .............................................................................    1,125,000          1,227,566
     6/15/10 .............................................................................    1,125,000          1,228,151
  Huntington GO, Public Improvement, 4.20%, 9/01/13 ......................................    1,230,000          1,283,628
  Jordan-El Bridge Central School District GO, Refunding, FGIC Insured, 4.00%, 6/15/11 ...    1,610,000          1,707,807
  Long Island Power Authority Electric System Revenue,
     MBIA Insured, 5.125%, 4/01/11 .......................................................    1,410,000          1,552,565
     Refunding, Series 8, AMBAC Insured, 5.25%, 4/01/09 ..................................    2,000,000          2,253,640
  Middle Country Central School District Centereach GO, FSA Insured, 4.75%, 6/01/17 ......    1,650,000          1,742,581
  Monroe County GO, Public Improvement, FGIC Insured, 4.30%, 3/01/13 .....................    3,015,000          3,182,483



                                                              Annual Report | 37

Franklin New York Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Montgomery Otsego Schoharie Counties Solid Waste Management Authority Revenue,
    Refunding, MBIA Insured, 4.00%,
     1/01/12 .............................................................................  $ 1,845,000       $  1,935,018
     1/01/13 .............................................................................    1,920,000          1,997,971
  MTA Dedicated Tax Fund Revenue, Refunding, Series A, FSA Insured, 3.90%, 11/15/12 ......    4,000,000          4,167,280
  MTA Transit Facilities Revenue, Refunding, Series C, FSA Insured, Pre-Refunded,
    4.75%, 7/01/16 .......................................................................    1,915,000          2,136,770
  MTA Transportation Facilities Revenue, Series A, Pre-Refunded, 6.00%, 7/01/15 ..........    1,500,000          1,771,800
  Nassau County GO,
     Combined Sewage District, Refunding, Series F, 6.50%, 3/01/04 .......................      760,000            765,563
     General Improvements, Series V, AMBAC Insured, 5.25%, 3/01/13 .......................    1,000,000          1,089,810
     Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 ...................................    1,000,000          1,182,890
  Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
    6.00%, 8/01/10 .......................................................................    1,000,000          1,179,360
  New York Bridge Authority Revenue, General, 4.125%, 1/01/13 ............................    4,000,000          4,170,000
  New York Central School District GO, Refunding, FSA Insured, 4.00%, 6/15/10 ............      915,000            978,739
  New York City GO,
     Refunding, Series B, 6.20%, 8/15/06 .................................................    1,000,000          1,075,310
     Refunding, Series F, 6.00%, 8/01/12 .................................................      700,000            773,220
     Refunding, Series F, 5.25%, 8/01/13 .................................................    1,095,000          1,186,104
     Refunding, Series G, XLCA Insured, 5.50%, 8/01/12 ...................................    2,000,000          2,287,520
     Series D, 4.30%, 10/15/16 ...........................................................    3,000,000          2,976,540
     Series H, 4.125%, 8/01/11 ...........................................................    1,560,000          1,604,429
  New York City Health and Hospital Corp. Revenue, Health System,
     Refunding, Series A, AMBAC Insured, 4.60%, 2/15/12 ..................................    1,000,000          1,066,650
     Series A, AMBAC Insured, 5.00%, 2/15/11 .............................................    2,000,000          2,233,940
     Series A, FSA Insured, 4.15%, 2/15/12 ...............................................      750,000            789,547
     Series A, FSA Insured, 4.30%, 2/15/13 ...............................................    1,000,000          1,047,380
  New York City IDA, Civic Facility Revenue,
     Institute of International Education Inc. Project, 5.125%, 9/01/16 ..................    2,320,000          2,460,638
     United States Tennis Association, National 1 Tennis Center Project, FSA Insured,
      6.10%, 11/15/04 ....................................................................    1,675,000          1,745,584
  New York City Municipal Water and Sewer System Revenue, Refunding, Series D, 5.00%,
    6/15/12 ..............................................................................    2,000,000          2,226,860
  New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
    Series D, 4.50%, 6/15/11 .............................................................    2,000,000          2,173,680
  New York City Transitional Finance Authority Revenue, Future Tax Secured,
     Series A, 4.75%, 11/15/13 ...........................................................    1,000,000          1,065,820
     Series B, 6.00%, 11/15/13 ...........................................................      265,000            313,397
     Series B, 4.75%, 11/01/16 ...........................................................    2,200,000          2,302,520
     Series B, Pre-Refunded, 6.00%, 11/15/13 .............................................      735,000            882,485
  New York GO, Series J, 5.00%, 6/01/10 ..................................................    4,000,000          4,346,160
  New York State Appropriated Tobacco Corp. Revenue, Asset Backed, Series A-1,
    AMBAC Insured, 5.25%, 6/01/21 ........................................................    4,200,000          4,478,964
  New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities,
     4.00%, 7/01/12 ......................................................................    2,000,000          2,065,440
     Series A, 5.50%, 7/01/12 ............................................................    1,815,000          2,032,873



38 | Annual Report

Franklin New York Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  New York State Dormitory Authority Revenue,
     City University, Refunding, Series F, FGIC Insured, 5.75%, 7/01/09 ..................  $ 1,000,000       $  1,145,290
     City University, Refunding, Series U, 6.35%, 7/01/04 ................................    1,720,000          1,764,084
     Department of Health, 6.25%, 7/01/04 ................................................      690,000            707,554
     Department of Health, 6.30%, 7/01/05 ................................................      735,000            785,980
     FSA Insured, 5.125%, 2/15/07 ........................................................    1,000,000          1,092,120
     Insured Mortgage Nursing Home, MBIA Insured, 4.60%, 2/01/11 .........................      295,000            307,293
     Iona College, XLCA Insured, 3.875%, 7/01/10 .........................................    1,000,000          1,061,520
     Kateri Residence, 4.00%, 7/01/10 ....................................................    1,275,000          1,314,691
     Mount St. Mary College, 4.00%, 7/01/12 ..............................................    2,080,000          2,140,362
     Nyack Hospital, Refunding, 6.00%, 7/01/06 ...........................................    1,265,000          1,220,725
     Office General Services, MBIA Insured, 5.00%, 4/01/18 ...............................    2,000,000          2,102,540
     Refunding, Series B, 5.25%, 11/15/23 ................................................    2,000,000          2,198,400
     School District Financing Program, Series C, MBIA Insured, 3.75%, 4/01/11 ...........    1,050,000          1,097,365
     School District Financing Program, Series C, MBIA Insured, 4.00%, 4/01/12 ...........    1,125,000          1,181,340
     Series 1, MBIA Insured, 5.00%, 7/01/10 ..............................................    5,000,000          5,607,350
     St. Johns University, Series A, MBIA Insured, 5.00%, 7/01/14 ........................      750,000            824,625
     State University, Capital Appreciation Bond, Refunding, Series B, MBIA Insured,
      5/15/08 ............................................................................    3,000,000          2,679,420
     Teachers College, MBIA Insured, 4.00%, 7/01/12 ......................................    1,000,000          1,051,440
  New York State Environmental Facilities Corp. State Clean Water and Drinking Revenue,
    Revolving Funds, Series B,
     5.80%, 1/15/16 ......................................................................    2,450,000          2,810,909
     Pre-Refunded, 5.80%, 1/15/16 ........................................................       50,000             59,043
  New York State GO, Refunding, Series A, 4.50%, 3/15/07 .................................    1,000,000          1,076,900
  New York State Government Assistance Corp., Refunding, Series B, MBIA Insured, 4.875%,
    4/01/20 ..............................................................................    3,750,000          3,868,200
  New York State HFAR, Health Facilities of New York City, Refunding, Series A, 6.00%,
    11/01/08 .............................................................................    3,045,000          3,302,150
  New York State Local Government Assistance Corp. Revenue, Refunding, Series A-1,
    FSA Insured, 5.00%, 4/01/13 ..........................................................    2,200,000          2,456,564
  New York State Medical Care Facilities Finance Agency Revenue,
     Huntington Hospital Mortgage Project, Refunding, Series A, ETM, 5.90%, 11/01/04 .....      475,000            493,340
     Series A, FHA Insured, 5.70%, 2/15/05 ...............................................    1,250,000          1,306,900
     Series A, FHA Insured, ETM, 5.70%, 2/15/05 ..........................................      250,000            262,745
  New York State Mortgage Agency Revenue, Homeowner Mortgage, Series 93,
     5.75%, 10/01/12 .....................................................................      900,000            941,436
     5.80%, 10/01/13 .....................................................................      800,000            836,776
  New York State Municipal Bond Bank Agency Special Program Revenue GO, Series A,
    FGIC Insured, 3.75%, 2/15/13 .........................................................    1,415,000          1,445,677
  New York State Tollway Authority Highway and Bridge Trust Fund Revenue, Series C,
    FGIC Insured, Pre-Refunded, 5.25%, 4/01/14 ...........................................    2,000,000          2,266,200
  New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
    MBIA Insured, 3.75%, 4/01/12 .........................................................    2,500,000          2,580,450
  New York State Urban Development Corp. Revenue,
     Correctional Capital Facilities, Refunding, MBIA Insured, 5.00%, 1/01/09 ............    1,525,000          1,685,339
     Correctional Facilities Service Contract, Series C, AMBAC Insured, Pre-Refunded,
      6.00%, 1/01/15 .....................................................................    1,000,000          1,174,520


                                                              Annual Report | 39

Franklin New York Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  New York State Urban Development Corp. Revenue, (cont.)
     Youth Facilities, 5.75%, 4/01/10 ....................................................  $   400,000       $    456,580
     Youth Facilities, Pre-Refunded, 5.875%, 4/01/10 .....................................    1,500,000          1,618,050
  New York State Urban Development Corp. Revenue, State Personal Income Tax,
     Series C-1, Empire State, 4.125%, 12/15/16 ..........................................    1,490,000          1,499,044
     Series C-1, Empire State, 4.25%, 12/15/17 ...........................................    1,955,000          1,978,695
  New York Tollway Authority Highway and Bridge Trust Fund Revenue, FSA Insured, 5.25%,
    4/01/12 ..............................................................................    1,620,000          1,846,120
  Newark Central School District GO, Refunding, FGIC Insured, 3.75%, 6/15/10 .............    1,630,000          1,719,683
  Newfield Central School District GO, Refunding, MBIA Insured, 4.00%, 6/15/15 ...........    1,185,000          1,205,382
  North Hempstead GO, Refunding, FGIC Insured, 6.00%, 7/15/14 ............................    1,715,000          2,015,554
  Olean City School District GO, Refunding, FGIC Insured, 4.00%,
     6/15/11 .............................................................................    1,005,000          1,066,054
     6/15/12 .............................................................................    1,065,000          1,116,322
  Olean New York City School District GO, Refunding, FGIC Insured, 4.375%, 6/15/17 .......    1,335,000          1,376,332
  Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue,
    Refunding, 6.65%, 4/01/05 ............................................................      125,000            127,905
  Phelps-Clifton Springs Central School District, Refunding, FGIC Insured, 3.25%, 6/01/11     1,555,000          1,572,354
  Puerto Rico Commonwealth GO, Pre-Refunded, 6.00%, 7/01/05 ..............................    1,000,000          1,038,360
  Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04 .................    1,500,000          1,534,860
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Hospital Revenue, Mennonite General Hospital Project, Series A,
     6.375%, 7/01/06 .....................................................................      790,000            795,925
  Rochester GO, Refunding, MBIA Insured,
     4.125%, 2/15/10 .....................................................................      490,000            525,354
     ETM, 4.125%, 2/15/10 ................................................................      520,000            561,761
  Saratoga Springs City School District GO, Series A, FSA Insured, 4.50%, 6/15/15 ........    1,025,000          1,085,014
  Spencerport Central School District GO, MBIA Insured, 4.00%, 6/15/11 ...................    1,165,000          1,235,774
  Suffolk County GO, Public Improvement, Refunding, Series A, MBIA Insured, 4.10%,
    4/01/11 ..............................................................................    1,155,000          1,230,849
  Suffolk County Judicial Facilities Agency Service Agreement Revenue, John P. Cohalan
    Complex, AMBAC Insured,
     5.25%, 10/15/14 .....................................................................    1,435,000          1,605,708
     5.00%, 4/15/16 ......................................................................    1,000,000          1,082,670
  Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding, MBIA Insured,
    5.10%, 6/01/13 .......................................................................    2,000,000          2,259,580
  Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
    AMBAC Insured, 5.75%, 4/01/20 ........................................................    1,000,000          1,134,880
  Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11                      3,000,000          3,220,980
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.125%,
    7/01/13 ..............................................................................    1,775,000          1,817,742
  Virgin Islands Water and Power Authority Water System Revenue, Refunding,
     4.875%, 7/01/06 .....................................................................    1,985,000          2,090,086
     5.00%, 7/01/09 ......................................................................      520,000            558,626



40 | Annual Report

Franklin New York Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  William Floyd Union Free School District GO,
     MBIA Insured, 4.00%, 6/15/10 ........................................................  $ 1,000,000       $  1,069,660
     Refunding, MBIA Insured, 4.00%, 6/15/13 .............................................    1,100,000          1,143,142
  Yonker GO, Series A, AMBAC Insured, 5.00%, 12/15/14 ....................................    1,795,000          1,942,585
  Yorktown Central School District GO, MBIA Insured, 4.625%, 6/15/18 .....................    1,890,000          1,974,445
                                                                                                              -------------
  TOTAL LONG TERM INVESTMENTS (COST $205,549,460) ........................................                     217,122,113
                                                                                                              -------------
  SHORT TERM INVESTMENTS 1.2%
a Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN and Put,
    1.27%, 5/01/33 .......................................................................    1,200,000          1,200,000
a New York City GO,
     Series B, Sub Series B-5, MBIA Insured, Daily VRDN and Put, 1.27%, 8/15/09 ..........    1,200,000          1,200,000
     Series H, Sub Series H-3, Daily VRDN and Put, 1.27%, 8/01/22 ........................      200,000            200,000
                                                                                                              -------------
  TOTAL SHORT TERM INVESTMENTS (COST $2,600,000) .........................................                       2,600,000
                                                                                                              -------------
  TOTAL INVESTMENTS (COST $208,149,460) 99.1% ............................................                     219,722,113
  OTHER ASSETS, LESS LIABILITIES .9% .....................................................                       2,071,681
                                                                                                              -------------
  NET ASSETS 100.0% ......................................................................                    $221,793,794
                                                                                                              -------------



See Glossary of Terms on page 48.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                         Annual Report | See notes to financial statements. | 41

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

                                                                 -------------
                                                                 PERIOD ENDED
                                                                 DECEMBER 31,
                                                                     2003 C
                                                                 -------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................        $10.00
                                                                 -------------
Income from investment operations:

 Net investment income a .....................................           .04

 Net realized and unrealized gains (losses) ..................           .05
                                                                 -------------
Total from investment operations .............................           .09
                                                                 -------------
Less distributions from:

 Net investment income .......................................          (.03)
                                                                 -------------
Net asset value, end of period ...............................        $10.06
                                                                 -------------

Total return b ...............................................          .94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............................        $5,773

Ratios to average net assets:

 Expenses ....................................................          .50%d

 Expenses excluding waiver and payments by affiliate .........         2.22%d

 Net investment income .......................................         1.18%d

Portfolio turnover rate ......................................            --





a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period September 2, 2003 (effective date) to December 31, 2003.
d Annualized.


42 | See notes to financial statements. | Annual Report

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 70.8%
  Brockport Central School District GO, Refunding, FGIC Insured, 3.75%, 6/15/08 ............    $ 125,000       $  132,501
  Buffalo Sewer Authority Revenue, Sewer Systems, Series I, FSA Insured, 2.00%, 7/01/06 ....      100,000          100,849
  Candor Central School District GO, Refunding, FSA Insured, 3.75%, 6/15/08 ................      125,000          132,501
  Catskill Central School District GO, FGIC Insured, 3.75%, 6/15/06 ........................      100,000          105,128
  Cattaraugus County GO, FGIC Insured, 4.90%, 7/15/08 ......................................      200,000          214,376
  Clarkstown GO, Public Improvement, MBIA Insured, 3.75%, 9/15/08 ..........................      105,000          111,396
  Cold Spring Harbor Central School District, GO, 3.125%, 3/01/05 ..........................      100,000          102,254
  Erie County IDA School Facility Revenue, City of Buffalo Project, FSA Insured,
    4.00%, 5/01/06 .........................................................................      100,000          105,207
  Franklinville Central School District GO, Series B, FGIC Insured, 3.50%, 6/01/07 .........      100,000          104,909
  Gates Chili Center School District GO, FSA Insured, 2.375%, 6/15/08 ......................      200,000          200,882
  Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.75%, 10/01/09 ....      125,000          125,394
  Moravia Central School District GO, Refunding, FSA Insured, 3.375%, 6/01/08 ..............      100,000          104,390
  New York City Transitional Finance Authority Future Tax Secured Revenue, Series E, 2.70%,
    2/01/08 ................................................................................      200,000          202,544
  New York State Dormitory Authority Lease Revenue, Master Boces Program, Series A,
    FSA Insured, 4.00%, 8/15/04 ............................................................      140,000          142,548
  New York State Dormitory Authority Revenue,
     City University System Consolidated 4th General A, Refunding, 3.00%, 7/01/08 ..........      100,000          101,302
     State Personal Income Tax Education, 3.10%, 3/15/08 ...................................      100,000          102,412
  New York State Power Authority Revenue, Series A, 4.00%, 11/15/08 ........................      100,000          107,199
  New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
    Series A, 2.75%, 3/15/08 ...............................................................      250,000          251,575
  New York State Urban Development Corp. Revenue, Correctional and Youth Facilities Service,
    Series A, 4.00%, 1/01/28 ...............................................................      200,000          209,104
  Niagara Falls Bridge Common Toll Revenue, Bridge System, Series B, 2.25%, 10/01/07 .......      125,000          125,669
  Patchogue-Medford Union Free School District, Series A, FGIC Insured, 3.50%, 7/01/06 .....      275,000          287,686
  Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series C, MBIA Insured,
    5.00%, 7/01/28 .........................................................................      100,000          111,085
  Schenectady City School District GO, Refunding, FGIC Insured, 3.75%, 6/15/06 .............      100,000          105,128
  Suffolk County IDAR, Southwest Sewer System Revenue, 2.00%, 2/01/04 ......................      200,000          200,128
  Sweet Home Central School District GO, New York Amherst & Tonawanda, Refunding, Series B,
    3.50%, 7/15/08 .........................................................................      100,000          104,821
  Triborough Bridge and Tunnel Authority Revenue, Refunding, Series B, 5.00%, 11/15/08 .....      100,000          111,513
  Warren and Washington Counties IDA,
     Civic Facility Revenue, Glens Falls Hospital Project, Series B, FSA Insured, 3.00%,
      12/01/08 .............................................................................      200,000          204,306
     Series B, FSA Insured, 2.00%, 12/01/06 ................................................      125,000          125,526
  York Central School District GO, Refunding, FSA Insured, 2.75%, 6/15/05 ..................       50,000           51,075
                                                                                                                -----------
  TOTAL LONG TERM INVESTMENTS (COST $4,072,036) ............................................                     4,083,408
                                                                                                                -----------




                                                              Annual Report | 43

Franklin New York Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 27.7%
a Jay Street Development Corp. Certificate Facilities Lease Revenue, Jay Street Project,
    Series A-2, Daily VRDN and Put, AMBAC Insured, 1.15%, 5/01/20 ..........................    $ 200,000       $  200,000
a Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN and Put,
    1.27%, 5/01/33 .........................................................................      100,000          100,000
a Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series B,
    FSA Insured, Weekly VRDN and Put, 1.10%, 11/15/22 ......................................      200,000          200,000
a New York City GO, Sub Series A-7, Daily VRDN and Put, 1.27%, 8/01/21 .....................      200,000          200,000
a New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series G,
    FGIC Insured, Daily VRDN and Put, 1.27%, 6/15/24 .......................................      200,000          200,000
a New York City Transitional Finance Authority Revenue,
     Future Tax Secured, Series C, Daily VRDN and Put, 1.28%, 5/01/28 ......................      100,000          100,000
     New York City Recovery, Refunding, Series 3, Sub Series 3 H, Daily VRDN and Put, 1.28%,
      11/01/22 .............................................................................      100,000          100,000
a New York City Trust Cultural Resource Revenue, Refunding, American Museum Natural History,
    Series A, Weekly VRDN and Put, MBIA Insured, 1.04%, 4/01/21 ............................      100,000          100,000
a New York State Local Government Assistance Corp. Revenue, Series F, Weekly VRDN and Put,
    1.08%, 4/01/25 .........................................................................      200,000          200,000
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 1.06%, 12/01/15 ...................................................      100,000          100,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 1.10%, 7/01/28 ...........................      100,000          100,000
                                                                                                                -----------
  TOTAL SHORT TERM INVESTMENTS (COST $1,600,000) ...........................................                     1,600,000
                                                                                                                -----------
  TOTAL INVESTMENTS (COST $5,672,036) 98.5% ................................................                     5,683,408
  OTHER ASSETS, LESS LIABILITIES 1.5% ......................................................                        89,096
                                                                                                                -----------
  NET ASSETS 100.0% ........................................................................                    $5,772,504
                                                                                                                -----------



See Glossary of Terms on page 48.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


44 | See notes to financial statements. | Annual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS


FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                                                      ---------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                          2003        2002        2001        2000        1999
                                                                      ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................      $1.00       $1.00       $1.00       $1.00       $1.00
                                                                      ---------------------------------------------------------
Income from investment operations - net investment income .........       .004        .008        .021        .030        .030

Less distributions from net investment income .....................      (.004)      (.008)      (.021)      (.030)      (.030)
                                                                      ---------------------------------------------------------
Net asset value, end of year ......................................      $1.00       $1.00       $1.00       $1.00       $1.00
                                                                      ---------------------------------------------------------

Total return a ....................................................       .45%        .83%       2.08%       3.35%       2.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................    $75,278     $79,928     $70,243     $67,950     $69,164

Ratios to average net assets:

 Expenses .........................................................       .60%        .60%        .60%        .60%        .60%

 Expenses excluding waiver and payments by affiliate ..............       .76%        .78%        .78%        .80%        .83%

 Net investment income ............................................       .44%        .83%       2.07%       3.30%       2.54%



a Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.


                         Annual Report | See notes to financial statements. | 45

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS 99.5%
a Broome County IDA, Civic Facility Revenue, Weekly VRDN and Put, 1.07%, 2/01/29 ..........  $  2,850,000      $ 2,850,000
  Erie County GO, TRAN, Series A, 1.50%, 6/23/04 ..........................................     2,000,000        2,005,654
  Geneva City School District GO, FGIC Insured, 3.50%, 6/15/04 ............................     1,150,000        1,162,605
a Jay Street Development Corp., Certificates Facility Lease Revenue, Jay Street Project,
    Series A-1, Weekly VRDN and Put, 1.10%, 5/01/22 .......................................     1,300,000        1,300,000
a Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN and Put,
    1.27%, 5/01/33 ........................................................................     2,700,000        2,700,000
  MTA, TECP, .90%, 2/09/04 ................................................................     2,000,000        2,000,000
a Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series B,
    FSA Insured, Weekly VRDN and Put, 1.10%, 11/15/22 .....................................     3,900,000        3,900,000
  Nassau County TAN, Series B, 2.00%, 10/15/04 ............................................     3,000,000        3,020,328
a New York City GO,
     Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put, 1.27%, 8/01/21 .     1,000,000        1,000,000
     Series B, Sub Series B-3, MBIA Insured, Daily VRDN and Put, 1.27%, 8/15/04 ...........     1,500,000        1,500,000
     Series H, Sub Series H-3, Daily VRDN and Put, 1.27%, 8/01/23 .........................     1,200,000        1,200,000
     Sub Series A-7, Daily VRDN and Put, 1.27%, 8/01/20 ...................................       100,000          100,000
a New York City HDC, MF Rental Housing Revenue,
     Brittany Development, Series A, Weekly VRDN and Put, 1.10%, 6/15/29 ..................     1,500,000        1,500,000
     Carnegie Park, Series A, FNMA Insured, Weekly VRDN and Put, 1.10%, 11/15/19 ..........     1,950,000        1,950,000
     One Columbus Place Development, Series A, Weekly VRDN and Put, 1.10%, 11/15/28 .......     1,000,000        1,000,000
     Tribeca Tower, Series A, FNMA Insured, Weekly VRDN and Put, 1.15%, 11/15/19 ..........     2,100,000        2,100,000
a New York City IDA, Civic Facility Revenue, National Audubon Society, Daily VRDN and Put,
    1.27%, 12/01/14 .......................................................................       500,000          500,000
a New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Series C, FGIC Insured, Daily VRDN and Put, 1.27%, 6/15/22 ...........................     1,300,000        1,300,000
     Series C, FGIC Insured, Daily VRDN and Put, 1.27%, 6/15/23 ...........................     1,400,000        1,400,000
     Series F-1, Daily VRDN and Put, 1.30%, 6/15/33 .......................................     1,000,000        1,000,000
  New York City Transitional Finance Authority Revenue BAN, Refunding, Series 2, 2.00%,
    2/19/04 ...............................................................................     3,000,000        3,003,703
a New York City Trust Cultural Resources Revenue, American Museum of Natural History,
     Series B, AMBAC Insured, Annual VRDN and Put, .85%, 7/01/29 ..........................     1,500,000        1,500,000
     MBIA Insured, Weekly VRDN and Put, 1.04%, 4/01/21 ....................................       900,000          900,000
a New York HFAR, Weekly VRDN and Put, 1.15%, 11/15/29 .....................................       500,000          500,000
  New York State Dormitory Authority Revenue,
    aCornell University, Series B, Weekly VRDN and Put, 1.10%, 7/01/30                          2,480,000        2,480,000
    aNew York Public Library, Series B, MBIA Insured, Weekly VRDN and Put, 1.10%, 7/01/28 .     3,500,000        3,500,000
    aOxford University Press Inc., Weekly VRDN and Put, 1.12%, 7/01/25 ....................       700,000          700,000
    aRockefeller University, Series A2, Weekly VRDN and Put, 1.10%, 7/01/32 ...............     2,000,000        2,000,000
     University of Rochester, Series A, MBIA Insured, 5.00%, 7/01/04 ......................       400,000          407,808
  New York State Dormitory Cornell University TECP, 1.04%, 3/01/04 ........................     5,000,000        5,000,000
a New York State Energy Research and Development Authority PCR, Orange and Rockland Project,
    Series A,
     AMBAC Insured, Weekly VRDN and Put, 1.04%, 8/01/15 ...................................     1,350,000        1,350,000
     Weekly VRDN and Put, 1.04%, 10/01/14 .................................................     1,000,000        1,000,000
a New York State GO, Series B, Annual VRDN and Put, 1.02%, 3/15/30 ........................     2,000,000        2,000,000



46 | Annual Report

Franklin New York Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                  PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS (CONT.)
a New York State Job Development Authority Revenue, State Guaranteed,
     Series A-1 to A-36, Daily VRDN and Put, 1.21%, 3/01/05 ...............................  $    365,000      $   365,000
     Special Purpose, Series A-1 to A-25, Daily VRDN and Put, 1.27%, 3/01/07 ..............       200,000          200,000
     Special Purpose, Series B-1 through B-2, Daily VRDN and Put, 1.27%, 3/01/07 ..........       200,000          200,000
a New York State Local Government Assistance Corp. Revenue, Series F, Weekly VRDN and Put,
    1.08%, 4/01/25 ........................................................................     2,300,000        2,300,000
  New York State Power Authority Revenue and General Purpose GO, Consented, Optional Put
    3/01/2004, .90%, 3/01/20 ..............................................................     2,000,000        2,000,000
  New York State Power Authority Revenue TECP, 1.02%, 1/08/04 .............................     2,000,000        2,000,000
  New York State Tollway Authority General Revenue, 1.125%, 3/25/04 .......................     2,000,000        2,000,115
a Oneida Indian Nation Revenue, Weekly VRDN and Put, 1.10%, 10/01/32 ......................     4,200,000        4,200,000
  Roosevelt Union Free School District GO, Refunding, FGIC Insured, 2.25%, 6/15/04 ........     1,200,000        1,206,083
  Syracuse GO, RAN, Series D, 1.75%, 6/30/04 ..............................................     1,000,000        1,003,393
a Westchester County IDA, IDR, Levister Redevelopment Co. LLC, Series A, Weekly VRDN
    and Put, 1.10%, 8/01/33 ...............................................................     1,600,000        1,600,000
                                                                                                               ------------
  TOTAL INVESTMENTS (COST $74,904,689) 99.5% ..............................................                     74,904,689
  OTHER ASSETS, LESS LIABILITIES .5% ......................................................                        372,977
                                                                                                               ------------
  NET ASSETS 100.0% .......................................................................                    $75,277,666
                                                                                                               ------------



See Glossary of Terms on page 48.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                         Annual Report | See notes to financial statements. | 47

Franklin New York Tax-Free Trust

GLOSSARY OF TERMS



AMBAC     - American Municipal Bond Assurance Corp.
BAN       - Bond Anticipation Notes
COP       - Certificate of Participation
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FNMA      - Federal National Mortgage Association
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDC       - Housing Development Corp.
HFAR      - Housing Finance Authority/Agency Revenue
IDA       - Industrial Development Authority/Agency
IDR       - Industrial Development Revenue
LLC       - Limited Liability Corp.
MBIA      - Municipal Bond Investors Assurance Corp.
MF        - Multi-Family
MTA       - Metropolitan Transit Authority
PCR       - Pollution Control Revenue
PFAR      - Public Financing Authority Revenue
RAN       - Revenue Anticipation Notes
TAN       - Tax Anticipation Notes
TECP      - Tax-Exempt Commercial Paper
TRAN      - Tax and Revenue Anticipation Notes
XLCA      - XL Capital Assurance




48 | Annual Report

Franklin New York Tax-Free Trust

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003



                                                          ----------------------------------------------------------------
                                                                                                 FRANKLIN
                                                              FRANKLIN      FRANKLIN NEW YORK    NEW YORK       FRANKLIN
                                                              NEW YORK      INTERMEDIATE-TERM  LIMITED-TERM     NEW YORK
                                                          INSURED TAX-FREE      TAX-FREE         TAX-FREE      TAX-EXEMPT
                                                             INCOME FUND       INCOME FUND      INCOME FUND    MONEY FUND
                                                          ----------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ................................................     $308,087,578      $208,149,460      $5,672,036     $74,904,689
                                                          ----------------------------------------------------------------
  Value ...............................................      331,448,943       219,722,113       5,683,408      74,904,689
 Cash .................................................          418,072           208,346          63,313          26,462
 Receivables:
  Capital shares sold .................................          269,957           177,612              --         395,829
  Interest ............................................        5,698,203         2,645,314          34,901         177,642
 Offering costs .......................................               --                --          19,203              --
                                                          ----------------------------------------------------------------
      Total assets ....................................      337,835,175       222,753,385       5,800,825      75,504,622
                                                          ----------------------------------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed .............................          296,550           519,619              --          91,621
  Affiliates ..........................................          245,370           120,435           1,463          36,688
  Shareholders ........................................          154,451            13,379              --          70,760
 Distributions to shareholders ........................          378,554           281,783           2,460           1,643
 Other liabilities ....................................           40,279            24,375          24,398          26,244
                                                          ----------------------------------------------------------------
      Total liabilities ...............................        1,115,204           959,591          28,321         226,956
                                                          ----------------------------------------------------------------
       Net assets, at value ...........................     $336,719,971      $221,793,794      $5,772,504     $75,277,666
                                                          ----------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ..................     $    151,792      $     44,698      $    5,476     $        --
 Net unrealized appreciation (depreciation) ...........       23,361,365        11,572,653          11,372              --
 Accumulated net realized gain (loss) .................       (4,021,912)         (866,414)             --              --
 Capital shares .......................................      317,228,726       211,042,857       5,755,656      75,277,666
                                                          ----------------------------------------------------------------
       Net assets, at value ...........................     $336,719,971      $221,793,794      $5,772,504     $75,277,666
                                                          ----------------------------------------------------------------




                                                              Annual Report | 49

Franklin New York Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2003



                                                          ----------------------------------------------------------------
                                                                                                 FRANKLIN
                                                              FRANKLIN      FRANKLIN NEW YORK    NEW YORK       FRANKLIN
                                                              NEW YORK      INTERMEDIATE-TERM  LIMITED-TERM     NEW YORK
                                                          INSURED TAX-FREE      TAX-FREE         TAX-FREE      TAX-EXEMPT
                                                             INCOME FUND       INCOME FUND      INCOME FUND    MONEY FUND
                                                          ----------------------------------------------------------------
CLASS A:
 Net assets, at value ..................................    $296,916,961      $217,829,279      $5,772,504    $75,277,666
                                                          ---------------------------------------------------------------
 Shares outstanding ....................................      25,359,904        19,518,062         573,676     75,277,666
                                                          ---------------------------------------------------------------
 Net asset value per sharea ............................          $11.71            $11.16          $10.06          $1.00
                                                          ---------------------------------------------------------------
 Maximum offering price per share (net asset value
  per share / 95.75%, 97.75%, 100% and 100%,
  respectively) ........................................          $12.23            $11.42          $10.06          $1.00
                                                          ---------------------------------------------------------------

CLASS C:
 Net assets, at value ..................................    $ 39,803,010      $  3,964,515
                                                          --------------------------------
 Shares outstanding ....................................       3,354,338           354,878
                                                          --------------------------------
 Net asset value per sharea ............................          $11.87            $11.17
                                                          --------------------------------
 Maximum offering price per share (net asset value
  per share / 99%) .....................................          $11.99            $11.28
                                                          --------------------------------



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.




50 | See notes to financial statements. | Annual Report

Franklin New York Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended December 31, 2003


                                                            ---------------------------------------------------------------
                                                                                                  FRANKLIN
                                                                FRANKLIN      FRANKLIN NEW YORK   NEW YORK       FRANKLIN
                                                                NEW YORK      INTERMEDIATE-TERM LIMITED-TERM     NEW YORK
                                                            INSURED TAX-FREE      TAX-FREE        TAX-FREE      TAX-EXEMPT
                                                               INCOME FUND       INCOME FUND    INCOME FUND A   MONEY FUND
                                                            ---------------------------------------------------------------
Investment income:
 Interest ................................................      $17,049,900       $8,762,042       $26,063      $ 799,450
                                                            ---------------------------------------------------------------
Expenses:
 Management fees (Note 3) ................................        1,745,065        1,162,259         7,724        480,990
 Administrative fees (Note 3) ............................               --               --         3,089             --
 Distribution fees (Note 3)
  Class A ................................................          297,429          204,752         2,327             --
  Class C ................................................          237,910            7,653            --             --
 Transfer agent fees (Note 3) ............................          149,018           86,403           301         54,196
 Custodian fees ..........................................            3,376            2,101            12            780
 Reports to shareholders .................................           21,729           14,943         1,000          8,843
 Registration and filing fees ............................           18,728           20,824            --          7,848
 Offering costs [Note 1(e)] ..............................               --               --         9,601             --
 Professional fees .......................................           18,258           22,159        10,430         14,990
 Trustees' fees and expenses .............................           13,211            8,087            --          3,972
 Other ...................................................           40,159           34,070            75         12,185
                                                            ---------------------------------------------------------------
      Total expenses .....................................        2,544,883        1,563,251        34,559        583,804
      Expenses waived/paid by affiliate (Note 3) .........               --         (321,592)   (   26,835)      (123,086)
                                                            ---------------------------------------------------------------
       Net expenses ......................................        2,544,883        1,241,659         7,724        460,718
                                                            ---------------------------------------------------------------
        Net investment income ............................       14,505,017        7,520,383        18,339        338,732
                                                            ---------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...............         (333,959)         (64,561)           --             --
 Net unrealized appreciation (depreciation) on investments          482,493        2,261,298        11,372             --
                                                            ---------------------------------------------------------------
Net realized and unrealized gain (loss) ..................          148,534        2,196,737        11,372             --
                                                            ---------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations ..............................................      $14,653,551       $9,717,120       $29,711      $ 338,732
                                                            ---------------------------------------------------------------


a For the period September 2, 2003 (effective date) to December 31, 2003.




                         Annual Report | See notes to financial statements. | 51

Franklin New York Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2003 and 2002



                                                       ---------------------------------------------------------------
                                                                  FRANKLIN                         FRANKLIN
                                                              NEW YORK INSURED            NEW YORK INTERMEDIATE-TERM
                                                            TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                       ---------------------------------------------------------------
                                                            2003            2002             2003            2002
                                                       ---------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................  $ 14,505,017   $ 14,093,384       $  7,520,383   $  5,869,294
  Net realized gain (loss) from investments .........      (333,959)       130,641            (64,561)       (42,574)
  Net unrealized appreciation (depreciation)
   on investments ...................................       482,493     12,447,682          2,261,298      6,871,419
                                                       ---------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations ..............................    14,653,551     26,671,707          9,717,120     12,698,139
                                                       ---------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ..........................................   (13,046,439)   (13,166,027)        (7,481,106)    (5,944,693)
   Class C ..........................................    (1,364,639)      (953,195)           (35,469)            --
                                                       ---------------------------------------------------------------
 Total distributions to shareholders ................   (14,411,078)   (14,119,222)        (7,516,575)    (5,944,693)
 Capital share transactions: (Note 2)
   Class A ..........................................     4,741,205     10,970,497         34,873,634     60,095,796
   Class C ..........................................    10,563,805      9,253,287          3,890,723             --
                                                       ---------------------------------------------------------------
 Total capital share transactions ...................    15,305,010     20,223,784         38,764,357     60,095,796
      Net increase (decrease) in net assets .........    15,547,483     32,776,269         40,964,902     66,849,242
Net assets:
 Beginning of year ..................................   321,172,488    288,396,219        180,828,892    113,979,650
                                                       ---------------------------------------------------------------
 End of year ........................................  $336,719,971   $321,172,488       $221,793,794   $180,828,892
                                                       ---------------------------------------------------------------
Undistributed net investment income included in
 net assets:
  End of year .......................................  $    151,792   $   (241,836)      $     44,698   $   (164,143)
                                                       ---------------------------------------------------------------




52 | Annual Report

Franklin New York Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended December 31, 2003 and 2002



                                                                   ----------------------------------------------------
                                                                         FRANKLIN                      FRANKLIN
                                                                   NEW YORK LIMITED-TERM          NEW YORK TAX-EXEMPT
                                                                   TAX-FREE INCOME FUND               MONEY FUND
                                                                   ----------------------------------------------------
                                                                            2003 A              2003          2002
                                                                   ----------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................................       $   18,339           $   338,732   $   633,174
  Net unrealized appreciation (depreciation) on investments .....           11,372                    --            --
                                                                   ----------------------------------------------------
      Net increase (decrease) in net assets resulting from
       operations ...............................................           29,711               338,732       633,174
 Distributions to shareholders from net investment income .......          (16,934)             (338,732)     (633,174)
 Capital share transactions (Note 2) ............................        5,759,727            (4,650,026)    9,684,389
                                                                   ----------------------------------------------------
      Net increase (decrease) in net assets .....................        5,772,504            (4,650,026)    9,684,389
Net assets:
 Beginning of year ..............................................               --            79,927,692    70,243,303
                                                                   ----------------------------------------------------
 End of year ....................................................       $5,772,504           $75,277,666   $79,927,692
                                                                   ----------------------------------------------------
Undistributed net investment income included in net assets:
 End of year ....................................................       $    5,476           $        --   $        --
                                                                   ----------------------------------------------------



a For the period September 2, 2003 (effective date) to December 31, 2003.


                         Annual Report | See notes to financial statements. | 53

Franklin New York Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES




Franklin New York Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of four series (the Funds). The Funds' investment objectives are to provide a high level of current income exempt from federal and New York personal income taxes, while seeking the preservation of capital. The Franklin New York Tax-Exempt Money Fund (Money Fund) also seeks liquidity in its investments.

Effective September 2, 2003, the Franklin New York Tax-Free Trust began offering shares of the Franklin New York Limited-Term Tax-Free Income Fund (Limited-Term
Fund).

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. If events occur that materially affect the values of securities after the prices are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees.

Securities in the Money Fund are valued at amortized cost which approximates value.

B. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. For the Franklin New York Insured Tax-Free Income Fund (Insured
Fund), the Franklin New York Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund), and the Limited-Term Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the fund or distributed monthly.








54 | Annual Report

Franklin New York Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)




C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund and the Intermediate-Term Fund.

D. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Some municipal securities in the fund are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

E. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.








                                                              Annual Report | 55

Franklin New York Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST




The classes of shares offered within each of the funds are indicated below. Effective July 1, 2003, the Intermediate-Term Fund began offering a new class of shares, Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-------------------------------------------------
  CLASS A                 CLASS A & CLASS C
-------------------------------------------------
  Limited-Term Fund       Insured Fund
  Money Fund              Intermediate-Term Fund

At December 31, 2003, there were an unlimited number of shares authorized (no par value). Transactions in the Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                         -------------------------------------------------------------
                                                INSURED FUND                INTERMEDIATE-TERM FUND
                                         -------------------------------------------------------------
                                           SHARES         AMOUNT             SHARES        AMOUNT
                                         -------------------------------------------------------------
CLASS A SHARES:
Year ended December 31, 2003
 Shares sold ..........................   3,630,012    $ 42,499,518         7,459,429    $ 82,565,354
 Shares issued in reinvestment of
  distributions .......................     705,433       8,234,561           406,887       4,509,820
 Shares redeemed ......................  (3,948,218)    (45,992,874)       (4,722,970)    (52,201,540)
                                         -------------------------------------------------------------
 Net increase (decrease) ..............     387,227    $  4,741,205         3,143,346    $ 34,873,634
                                         -------------------------------------------------------------

Year ended December 31, 2002
 Shares sold ..........................   3,928,275    $ 44,956,505         8,205,440    $ 88,951,312
 Shares issued in reinvestment of
 distributions ........................     655,753       7,496,359           316,084       3,423,953
 Shares redeemed ......................  (3,628,581)    (41,482,367)       (2,992,419)    (32,279,469)
                                         -------------------------------------------------------------
 Net increase (decrease) ..............     955,447    $ 10,970,497         5,529,105    $ 60,095,796
                                         -------------------------------------------------------------

CLASS C SHARES:
Year ended December 31, 2003 a
 Shares sold ..........................   1,244,737    $ 14,780,797           382,547    $  4,196,870
 Shares issued in reinvestment of
  distributions .......................      72,034         851,693             1,316          14,594
 Shares redeemed ......................    (429,345)     (5,068,685)          (28,985)       (320,741)
                                         -------------------------------------------------------------
 Net increase (decrease) ..............     887,426    $ 10,563,805           354,878    $  3,890,723
                                         -------------------------------------------------------------

Year ended December 31, 2002
 Shares sold ..........................     973,765    $ 11,278,894
 Shares issued in reinvestment of
  distributions .......................      52,664         609,566
 Shares redeemed ......................    (228,885)     (2,635,173)
                                         ---------------------------
 Net increase (decrease) ..............     797,544    $  9,253,287
                                         ---------------------------





56 | Annual Report

Franklin New York Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)




                                                          ---------------------------------------------
                                                             LIMITED-TERM FUND           MONEY FUND
                                                          ---------------------------------------------
                                                           SHARES       AMOUNT             AMOUNT
                                                          ---------------------------------------------
CLASS A SHARES:
Year ended December 31, 2003 b
 Shares sold ...........................................   576,598   $ 5,789,125         $ 68,653,210
 Shares issued in reinvestment of distributions ........       645         6,485              343,285
 Shares redeemed .......................................    (3,567)      (35,883)         (73,646,521)
                                                          ---------------------------------------------
 Net increase (decrease) ...............................   573,676   $ 5,759,727         $ (4,650,026)
                                                          ---------------------------------------------
Year ended December 31, 2002
 Shares sold ...........................................                                 $ 98,372,669
 Shares issued in reinvestment of distributions ........                                      631,921
 Shares redeemed .......................................                                  (89,320,201)
                                                                                         --------------
 Net increase (decrease) ...............................                                 $  9,684,389
                                                                                         --------------

a For the period July 1, 2003 (effective date) to December 31, 2003 for the Intermediate-Term Fund.
b For the period September 2, 2003 (effective date) to December 31, 2003 for the Limited-Term Fund.



3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

--------------------------------------------------------------------------------------
  ENTITY                                                        AFFILIATION
--------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                             Investment manager
  Franklin Templeton Services LLC (FT Services)                 Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)           Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services)  Transfer agent

The Insured Fund and the Intermediate-Term Fund pay an investment management fee to Advisers based on the month-end net assets and the Money Fund pays an investment management fee to Advisers based on average daily net assets as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
---------------------------------------------------------------------------
         .625%          First $100 million
         .500%          Over $100 million, up to and including $250 million
         .450%          In excess of $250 million








                                                              Annual Report | 57

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)




The Limited-Term Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
----------------------------------------------------------------------------
         .500%          First $100 million
         .450%          Over $100 million, up to and including $250 million
         .425%          Over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

Advisers agreed in advance to waive management fees and administrative fees for the Intermediate-Term Fund, and the Money Fund, as noted in the Statement of Operations.

Advisers and FTServices agreed in advance to waive management and administrative fees, respectively, and assume payment of other expenses of the Limited-Term Fund, as noted in the Statement of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Insured Fund, the Intermediate-Term Fund and the Money Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Limited-Term Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the fund.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                                    ---------------------------------
                                                                    INSURED  INTERMEDIATE-  LIMITED-
                                                                     FUND      TERM FUND    TERM FUND
                                                                    ---------------------------------
Class A ..........................................................    .10%       .10%         .15%
Class C ..........................................................    .65%       .65%           --

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                    ---------------------------------
                                                                      INSURED   INTERMEDIATE-  MONEY
                                                                       FUND       TERM FUND    FUND
                                                                    ---------------------------------
Net commissions paid .............................................   $ 58,774      $31,389    $    --
Contingent deferred sales charges ................................   $ 18,251      $12,148    $ 7,560

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                                        ---------------------------------------------
                                                         INSURED  INTERMEDIATE-  LIMITED-      MONEY
                                                          FUND      TERM FUND    TERM FUND     FUND
                                                        ---------------------------------------------
Transfer agent fees ..................................   $99,005       $51,788        $163   $43,737







58 | Annual Report

Franklin New York Tax-Free Trust

4. INCOME TAXES





At December 31, 2003, certain funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                        ------------------------
                                                          INSURED  INTERMEDIATE-
                                                           FUND      TERM FUND
                                                        ------------------------
Capital loss carryovers expiring in:
 2004 ...............................................   $        --   $251,923
 2007 ...............................................     1,075,699    213,880
 2008 ...............................................     2,471,475    283,875
 2009 ...............................................            --        251
 2010 ...............................................            --     34,731
 2011 ...............................................       474,738         --
                                                        ------------------------
                                                        $ 4,021,912   $784,660
                                                        ------------------------

At December 31, 2003, the Intermediate-Term Fund has deferred capital losses occurring subsequent to October 31, 2003 of $81,754. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

                                         ---------------------------------------------------------
                                                   INSURED                        INTERMEDIATE-
                                                    FUND                            TERM FUND
                                         ---------------------------------------------------------
                                             2003           2002               2003          2002
                                         ---------------------------------------------------------
Distributions paid from:
 Tax-exempt income ...................   $14,411,078   $14,119,222        $7,516,575   $5,944,693
 Long term capital gain ..............            --            --                --          --
                                         ---------------------------------------------------------
                                         $14,411,078   $14,119,222        $7,516,575   $5,944,693
                                         ---------------------------------------------------------

                                                             -------------------------------------
                                                               LIMITED-             MONEY
                                                              TERM FUND              FUND
                                                             -------------------------------------
                                                                2003 A          2003        2002
                                                             -------------------------------------
Distributions paid from:
 Tax-exempt income .......................................    $ 16,934       $ 338,732   $ 633,174
 Long term capital gain ..................................          --              --          --
                                                             -------------------------------------
                                                              $ 16,934       $ 338,732   $ 633,174
                                                             -------------------------------------


a For the period September 2, 2003 (effective date) to December 31, 2003.



Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of bond discounts.








                                                              Annual Report | 59

Franklin New York Tax-Free Trust

4. INCOME TAXES (CONTINUED)




At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed long term capital gains for income tax purposes were as follows:

                                         -------------------------------------------------------
                                            INSURED     INTERMEDIATE-    LIMITED-      MONEY
                                             FUND         TERM FUND     TERM FUND       FUND
                                         -------------------------------------------------------
Cost of investments ...................  $308,012,453   $208,104,763   $5,672,036   $74,904,689
                                         -------------------------------------------------------
Unrealized appreciation ...............    23,479,813     11,707,832       13,534            --
Unrealized depreciation ...............       (43,323)       (90,482)      (2,162)           --
                                         -------------------------------------------------------
Net unrealized appreciation
 (depreciation) .......................  $ 23,436,490   $ 11,617,350   $   11,372   $        --
                                         -------------------------------------------------------

Undistributed tax-exempt income .......  $     76,669   $         --   $    5,476   $        --
Undistributed long term capital gains             --              --           --            --
                                         -------------------------------------------------------
Distributable earnings ................  $     76,669   $         --   $    5,476   $        --
                                         -------------------------------------------------------


5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2003, were as follows:

                                        ---------------------------------------
                                         INSURED     INTERMEDIATE-   LIMITED-
                                          FUND         TERM FUND     TERM FUND
                                        ---------------------------------------
Purchases ...........................   $42,042,644   $49,024,282   $4,081,609
Sales ...............................   $23,835,942   $ 6,734,775   $       --


6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Funds, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, have been named in shareholder class actions related to the matter described above. The Funds' management believes that the claims made in the lawsuit are without merit and they intend to defend vigorously against the allegations. It is anticipated that the Funds may be named in additional similar civil actions related to the matter described above.








60 | Annual Report

Franklin New York Tax-Free Trust

6. REGULATORY MATTERS (CONTINUED)




In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against the Funds' investment adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Funds' management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Funds is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Funds or their shareholders whole, as appropriate.





                                                              Annual Report | 61

Franklin New York Tax-Free Trust

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN NEW YORK TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting the Franklin New York Tax-Free Trust (hereafter referred to as the "Funds") at December 31, 2003, the results of each of their operations, the changes in each of their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2004, except for Note 6 as to which the date is February 12, 2004



62 | Annual Report

Franklin New York Tax-Free Trust

TAX DESIGNATION (UNAUDITED)


Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended December 31, 2003.





                                                              Annual Report | 63

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (82)       Trustee        Since 1986       113                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)           Trustee        Since 1986       142                        Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                       company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 ROBERT F. CARLSON (75)          Trustee        Since 199        52                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and
 FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
 Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)        Trustee        Since 1989       143                       None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (74)          Trustee        Since 1986       115                       Director, The California Center for Land
 One Franklin Parkway                                                                      Recycling (redevelopment).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

64 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (75)          Trustee        Since 1992       142                        Director, White Mountains Insurance
 One Franklin Parkway                                                                       Group, Ltd. (holding company); Martek
 San Mateo, CA 94403-1906                                                                   Biosciences Corporation; MedImmune,
                                                                                            Inc. (biotechnology); Overstock.com
                                                                                            (Internet services); and Spacehab, Inc.
                                                                                            (aerospace services); and FORMERLY,
                                                                                            Director, MCI Communication Corporation
                                                                                            (subsequently known as MCI WorldCom,
                                                                                            Inc. and WorldCom, Inc.)
                                                                                            (communications services) (1988-2002).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
 Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (70)       Trustee and    Trustee since    142                        None
 One Franklin Parkway            Chairman of    1986 and
 San Mateo, CA 94403-1906        the Board      Chairman of the
                                                Board since 1993

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63)   Trustee,       Trustee and      125                        None
 One Franklin Parkway            President and  President since
 San Mateo, CA 94403-1906        Chief          1986, and Chief
                                 Executive      Executive Officer
                                 Officer -      -Investment
                                 Investment     Management
                                 Management     since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 65

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **WILLIAM J. LIPPMAN (78)       Trustee        Since 1993       18                         None
 One Parker Plaza, 9th Floor
 Fort Lee, NJ 07024

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 SHEILA AMOROSO (44)             Vice President Since 1999       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (58)            Vice President Since 1987       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
 and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 RAFAEL R. COSTAS, JR. (38)      Vice President Since 1999       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (43)         Vice President Since 1995       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)           Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.          President and
 Suite 2100                      Chief Executive
 Fort Lauderdale, FL 33394-3091  Officer-
                                 Finance and
                                 Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


66 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)              Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)           Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
 Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
 Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
 Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
 Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
 (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)          Vice President Since 2002       Not Applicable             Director, FTI Banque, Arch Chemicals,
 600 Fifth Avenue                - AML                                                      Inc. and Lingnan Foundation.
 Rockefeller Center              Compliance
 New York, NY 10048-0772

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 KIMBERLEY H. MONASTERIO (40)    Treasurer and  Treasurer since  Not Applicable             None
 One Franklin Parkway            Chief          2000 and Chief
 San Mateo, CA 94403-1906        Financial      Financial Officer
                                 Officer        since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 67

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)          Vice President Since 2000       Not Applicable             None
 One Franklin Parkway            and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
 Director, Templeton Asset Management Ltd. (until 1999).
--------------------------------------------------------------------------------------------------------------------------
 THOMAS WALSH (42)               Vice President Since 1999       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
 Investments.
--------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. William J. Lippman is considered an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT DIRECTOR AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


68 | Annual Report

Franklin New York Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.



                                                              Annual Report | 69

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS



INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6, 7
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 4
Franklin Income Fund
Franklin Money Fund 6, 7
Franklin Short-Intermediate U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio 6
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 6
Templeton Global Bond Fund


TAX-FREE INCOME 8

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 6, 7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. Effective June 30, 2003, the fund reopened to all new investors.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.



11/03                                         Not part of the annual report

        [LOGO]
FRANKLIN[R] TEMPLETON[R]      One Franklin Parkway
      INVESTMENTS             San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN NEW YORK
TAX-FREE TRUST


INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin New York Tax-Free Trust prospectus, which contains more complete information, including charges, expenses and risks.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



NYT A2003 02/04


Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 10(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $35,541 for the fiscal year ended December 31, 2003 and $45,202 for the fiscal year ended December 31, 2002.

(b)     Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $319 for the fiscal year ended December 31, 2003 and $934 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for internal control examination pursuant to the Statement of Auditing Standards No. 70 and other attestation services.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $337,344 for the fiscal year ended December 31, 2003 and $315,985 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for internal control examination pursuant to the Statement of Auditing Standards No. 70 and other attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The Fund's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $337,663 for the fiscal year ended December 31, 2003 and $316,919 for the fiscal year ended December 31, 2002.

(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.  N/A
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 9. Controls and Procedures.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 10. Exhibits.

(A) Code of Ethics for Principal Executive and Senior Financial Officers.

(B)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

(B)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    February 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    February 27, 2004


By /s/Kimberley H. Monasterio
Chief Financial Officer
Date    February 27, 2004